UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

TREVI THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

TREVI THERAPEUTICS, INC.

195 Church Street, 16th Floor

New Haven, CT 06510

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held June 13, 2024

You are cordially invited to attend the 2024 Annual Meeting of Stockholders of Trevi Therapeutics, Inc. The Annual Meeting is scheduled to be held exclusively online via the Internet as a virtual web conference at https://www.proxydocs.com/TRVI on Thursday, June 13, 2024 at 12:30 p.m. Eastern Time.

Only stockholders who owned common stock at the close of business on April 15, 2024, the record date for the Annual Meeting, can vote at the Annual Meeting or any adjournment or postponement that may take place. At the Annual Meeting, the stockholders will consider and vote on the following matters:

1.
Election of three Class II directors to our Board of Directors, each to serve until the 2027 Annual Meeting of Stockholders;
2.
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
3.
Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

A complete list of registered stockholders as of the close of business on April 15, 2024, the record date for the Annual Meeting, will be available for examination by any stockholder for any purpose germane to the Annual Meeting for a period of ten days ending on the day before the Annual Meeting at https://www.proxydocs.com/TRVI.

As noted above, our Annual Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via the Internet. There will not be a physical meeting location and stockholders will not be able to attend the Annual Meeting in person. However, you may attend the Annual Meeting online, vote your shares electronically during the meeting and submit questions during the meeting by visiting https://www.proxydocs.com/TRVI.

In order to attend the Annual Meeting online, vote your shares and submit your questions electronically during the Annual Meeting, you must register in advance at https://www.proxydocs.com/TRVI prior to the deadline of June 12, 2024 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you to access the Annual Meeting and will permit you to vote and submit questions during the meeting. Further information about how to attend the Annual Meeting online, vote your shares and submit questions is included in the accompanying proxy statement. As outlined in the accompanying proxy statement, the Board of Directors recommends that you vote in favor of each director nominee in proposal one and in favor of proposal two.

You can find more information, including the nominees for director, in the accompanying proxy statement for the Annual Meeting, which is also available for viewing, printing and downloading at https://www.proxydocs.com/TRVI.

Instead of mailing to our stockholders a printed copy of our proxy materials, including the accompanying proxy statement, the proxy card and our annual report to stockholders for the fiscal year ended December 31, 2023, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about May 3, 2024, we plan to mail a Notice of Internet Availability of Proxy Materials, or Notice, to all stockholders of record at the close of business on April 15, 2024, the record date for the Annual Meeting, and we will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed or e-mailed set of our proxy materials. In addition, the Notice and website provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a stockholder of record, you may vote or submit a proxy to vote in one of the following ways:

•
Submit a Proxy to Vote Over the Internet, by going to https://www.proxypush.com/TRVI (have your Notice or proxy card in hand when you access the website);
•
Submit a Proxy to Vote Over the Telephone, by calling the toll-free number (866) 430-8292 (have your Notice or proxy card in hand when you call);
•
Submit a Proxy to Vote Through the Mail, if you received (or requested and received) a printed copy of the proxy materials, by completing, signing and dating the proxy card provided to you and returning it in the prepaid envelope provided to you; or
•
Vote online during the Annual Meeting, while virtually attending the Annual Meeting by visiting https://www.proxydocs.com/TRVI. In order to vote during the Annual Meeting, you must register in advance at https://www.proxydocs.com/TRVI prior to the deadline of June 12, 2024 at 5:00 p.m. Eastern Time.

If your shares are held in “street name,” that is, held for your account by a bank, broker or other nominee, you will receive instructions from the bank, broker or other nominee that you must follow for your shares to be voted.

Whether or not you plan to attend the Annual Meeting, we urge you to take the time to submit your proxy to vote your shares.

By order of the Board of Directors,

Jennifer L. Good President and Chief Executive Officer New Haven, Connecticut April 26, 2024

Trevi Therapeutics, Inc.

Proxy Statement

Page
PROXY STATEMENT	1

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING	2

PROPOSAL NO. 1—ELECTION OF THREE CLASS II DIRECTORS	6

PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	10

CORPORATE GOVERNANCE	11

EXECUTIVE COMPENSATION	17

TRANSACTIONS WITH RELATED PERSONS	23

PRINCIPAL STOCKHOLDERS	27

REPORT OF THE AUDIT COMMITTEE	30

HOUSEHOLDING	31

STOCKHOLDER PROPOSALS	31

OTHER MATTERS	31

TREVI THERAPEUTICS, INC.

195 Church Street, 16th Floor

New Haven, CT 06510

203-304-2499

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

to be held June 13, 2024

This proxy statement and the proxy card contain information about the 2024 Annual Meeting of Stockholders of Trevi Therapeutics, Inc., or the Annual Meeting, to be held exclusively online via the Internet as a virtual web conference at https://www.proxydocs.com/TRVI on Thursday, June 13, 2024 at 12:30 p.m. Eastern Time. You will be able to attend the Annual Meeting online, vote your shares electronically during the meeting and submit questions during the meeting by visiting https://www.proxydocs.com/TRVI. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. Your vote is very important to us. Whether or not you plan to attend the Annual Meeting online, your shares should be represented and voted.

The Board of Directors of Trevi is using this proxy statement and the proxy card to solicit proxies for use at the Annual Meeting. In this proxy statement, unless expressly stated otherwise or the context otherwise requires, the use of “Trevi,” “our,” “we” or “us” refers to Trevi Therapeutics, Inc. and its wholly owned subsidiary.

Important Notice Regarding the Availability of Proxy Materials for

the Annual Meeting of Stockholders to be Held on June 13, 2024:

This proxy statement and our 2023 Annual Report to Stockholders are available for viewing, printing and downloading at https://www.proxydocs.com/TRVI.

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission, or SEC, except for exhibits, will be furnished without charge to any stockholder upon written request to Trevi Therapeutics, Inc., 195 Church Street, 16th Floor, New Haven, CT 06510. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 are also available on the SEC’s website at https://www.sec.gov.

On or about May 3, 2024, we plan to mail a Notice of Internet Availability of Proxy Materials, or Notice, to all stockholders of record at the close of business on April 15, 2024, the record date for the Annual Meeting, other than to those stockholders who previously requested electronic or paper delivery of proxy materials. The Notice will direct stockholders to a website where they can access our proxy materials, including this proxy statement, the proxy card and our annual report to stockholders for the fiscal year ended December 31, 2023, and view instructions on how to submit a proxy. If you would prefer to receive a paper copy of our proxy materials, please follow the instructions included in the Notice. If you have previously elected to receive our proxy materials electronically, you will continue to receive access to those materials via e-mail unless you elect otherwise.

IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Purpose of the Annual Meeting

At the Annual Meeting, our stockholders will consider and vote on the following matters:

1.
Election of three Class II directors to our Board of Directors, each to serve until the 2027 Annual Meeting of Stockholders;
2.
Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and
3.
Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement thereof.

As of the date of this proxy statement, we are not aware of any business to come before the Annual Meeting other than the first two items noted above.

Board of Directors Recommendation

Our Board of Directors unanimously recommends that you vote:

FOR the election of the three nominees to serve as Class II directors on our Board of Directors for a three-year term; and

FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Availability of Proxy Materials

We plan to mail the Notice regarding our proxy materials, including this proxy statement, the proxy card and our annual report to stockholders for the fiscal year ended December 31, 2023, to stockholders of record on or about May 3, 2024. Our proxy materials will be available for viewing, printing and downloading on the Internet at https://www.proxydocs.com/TRVI.

Information About the Annual Meeting

This year’s Annual Meeting will be conducted as a virtual meeting of stockholders, which will be held exclusively online via the Internet as a virtual web conference. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate from any location around the world. You will be able to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit your questions online during the Annual Meeting by visiting https://www.proxydocs.com/TRVI. There will not be a physical meeting location and you will not be able to attend the Annual Meeting in person. We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders have at an in-person meeting, including the right to vote and ask questions through the virtual meeting platform.

In order to attend the Annual Meeting online, you must register in advance at https://www.proxydocs.com/TRVI prior to the deadline of June 12, 2024 at 5:00 p.m. Eastern Time. Online registration will begin on or about May 3, 2024, and you should allow ample time for the online registration. You may attend the Annual Meeting online by following the instructions you receive once registration is complete. The Annual Meeting will start at 12:30 p.m. Eastern Time, on June 13, 2024. Please note that you can only access the Annual Meeting via your unique link that will be emailed to you beginning at 11:30 a.m. Eastern Time, on June 13, 2024, if registration was properly submitted.

Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you access to the Annual Meeting and the ability to vote and submit questions. Please be sure to follow instructions found on your proxy card and/or voting authorization form and subsequent instructions that will be delivered to you via email.

You may log on to the Annual Meeting starting at 12:15 p.m. Eastern Time on June 13, 2024. If you encounter any difficulties accessing the Annual Meeting during check-in or at the time of the Annual Meeting, please contact technical support, whose contact information will be included in the email containing the unique link granting access into the Annual Meeting. There will be technicians standing by and ready to assist you with any technical difficulties you may have accessing the Annual Meeting starting at 12:00 p.m. Eastern Time on June 13, 2024.

Who Can Vote at the Annual Meeting

Only stockholders who owned our common stock at the close of business on the record date of April 15, 2024 are entitled to receive notice of the Annual Meeting and to vote the shares of our common stock that they held on that date. As of April 15, 2024, there were 70,435,093 shares of common stock issued and outstanding. Each share of common stock is entitled to one vote on each matter properly brought before the Annual Meeting.

Difference between a “stockholder of record” and a beneficial owner of shares held in “street name”

Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Computershare, then you are considered a “stockholder of record” of those shares. In this case, the Notice has been sent to you directly by us. You may submit a proxy to vote your shares prior to the Annual Meeting by following the instructions contained on such Notice.

Beneficial Owners of Shares Held in "Street Name". If your shares are held by a bank, broker or other nominee, then you are considered the beneficial owner of those shares, which are held in “street name.” In this case, the Notice has been forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct that organization as to how to vote the shares held in your account by following the instructions contained on the voting instruction card provided to you by that organization.

How to Vote Your Shares

If you are a stockholder of record, you can vote your shares in one of two ways: either by submitting a proxy or online during the Annual Meeting. If you choose to submit a proxy to vote, you may do so by telephone, via the Internet or by mail. Each of these methods is explained below. If you hold your shares of our common stock in multiple accounts, you should vote or submit a proxy to vote your shares as described in each set of proxy materials you receive.

•
By Telephone. You may submit a proxy to vote by calling (866) 430-8292. You will need to have the Notice or proxy card in hand when you call.
•
Via the Internet Prior to the Annual Meeting. You may submit a proxy to vote via the Internet by accessing https://www.proxypush.com/TRVI, the website specified in the Notice and on the proxy card. You will need to have the Notice or proxy card in hand when you access the website.
•
By Mail. If you received (or requested and received) a printed copy of the proxy materials, you may submit a proxy to vote by completing, signing and dating the proxy card provided to you and returning it in the prepaid envelope provided to you.
•
Via the Internet During the Annual Meeting. You may vote your shares online while virtually attending the Annual Meeting by visiting https://www.proxydocs.com/TRVI. In order to vote during the Annual Meeting, you must register in advance at https://www.proxydocs.com/TRVI prior to the deadline of June 12, 2024 at 5:00 p.m. Eastern Time. If you submit a proxy to vote prior to the Annual Meeting and choose to attend the Annual Meeting online, there is no need to vote again during the Annual Meeting unless you wish to change your vote. Even if you plan to attend the Annual Meeting online, we urge you to submit a proxy to vote your shares in advance of the Annual Meeting so that if you should become unable to attend the Annual Meeting your shares will be voted as directed by you.

Stockholders of record will be able to submit a proxy to vote by telephone or the Internet prior to the Annual Meeting up until 12:30 p.m. Eastern Time on June 13, 2024, and mailed proxy cards must be received by June 12, 2024 in order to be counted at the Annual Meeting. If the Annual Meeting is adjourned or postponed, these deadlines may be extended.

If you are the beneficial owner of shares held in “street name”, you can submit instructions to vote those shares by following the instructions contained on the voting instruction card provided to you by the bank, broker or other nominee that holds your shares. If you wish to vote online during the Annual Meeting, you must demonstrate proof of your beneficial ownership to virtually attend the Annual Meeting and obtain a legal proxy from the organization that holds your shares. The voting deadlines and availability of telephone and Internet submission of proxies for beneficial owners of shares held in “street name” will depend on the voting processes of the organization that holds your shares. Therefore, we urge you to carefully review and follow the voting instruction card and any other materials that you receive from that organization.

Shares Held in “Street Name” and "Broker Non-Votes"

If your shares are held in “street name,” your bank, broker or other nominee may under certain circumstances vote your shares even if you do not return voting instructions. Stock exchange rules permit brokers to vote customers’ shares on certain proposals for which they have received no voting instructions. Stock exchange rules, however, prohibit brokers from voting uninstructed shares in the case of the election of directors and certain other matters. Of the matters to be voted on at the Annual Meeting, we expect the only proposal on which your bank, broker or other nominee will have discretionary voting authority to vote your shares in the absence of voting instructions is the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

“Broker non-votes” occur when your bank, broker or other nominee submits a proxy for your shares but does not indicate a vote for a particular proposal because the bank, broker or other nominee does not have or did not exercise the authority to vote on that proposal and has not received voting instructions from you.

Quorum

A quorum of stockholders is necessary to hold a valid meeting. Our amended and restated bylaws provide that a quorum will exist if stockholders holding a majority in voting power of the shares of stock issued and outstanding and entitled to vote are present at the meeting in person, by means of remote communication in a manner authorized by the Board of Directors in its sole discretion, or by proxy. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

For purposes of determining whether a quorum exists, we will count as present any shares that are represented by proxy submitted over the Internet, by telephone or by completing and submitting a proxy by mail, or that are present virtually during the Annual Meeting. Further, for purposes of establishing a quorum, we will count as present shares that a stockholder holds even if the stockholder votes to withhold or abstain or only votes on one of the proposals. In addition, we will count as present shares that are “broker non-votes.”

Votes Required

Proposal No. 1 – Election of Directors

The three nominees for director receiving the highest number of votes “for” election will be elected as Class II directors. This is called a plurality. You may vote “for” all nominees; vote “for” one or more nominees and “withhold” your vote from the other nominees; or “withhold” your vote from all nominees. Shares held in “street name” by your bank, broker or other nominee who indicate on their proxies that they do not have authority to vote the shares on this proposal will not be counted as votes “for” or “withhold” from any director nominee and will be treated as “broker non-votes.” Votes that are withheld and "broker non-votes" will not be included in the vote tally for the election of directors and will not affect the results of the vote.

Proposal No. 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock present or represented by proxy and voted “for” or “against” such matter. Abstentions will have no effect on the outcome of this proposal.

Method of Counting Votes

Each holder of common stock is entitled to one vote at the Annual Meeting on each matter to come before the Annual Meeting, including the election of directors, for each share held by such stockholder as of the record date. Votes cast online during the Annual Meeting or represented by proxy submitted by mail, via the Internet or by telephone prior to the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting, who will also determine whether a quorum is present.

Revoking a Proxy; Changing Your Vote

If you are a stockholder of record, you may revoke your proxy and change your vote by following one of the below procedures:

•
Complete, sign and date a new proxy card and send it by mail in the prepaid envelope provided to you. The proxy card must be received no later than June 12, 2024. Only your latest dated proxy card will be counted.
•
Submit a proxy to vote over the telephone or via the Internet as instructed above under “How to Vote Your Shares - By Telephone” and “How to Vote Your Shares - Via the Internet Prior to the Annual Meeting.” Only your latest telephone or Internet proxy is counted. You may change your vote by telephone or via the Internet up until 12:30 p.m. Eastern Time on June 13, 2024.
•
Virtually attend the Annual Meeting online and vote online as instructed above under "How to Vote Your Shares - Via the Internet During the Annual Meeting", which will have the effect of revoking any previously submitted proxy. Attending the Annual Meeting alone will not revoke your proxy submitted via the Internet, by telephone or by mail, as the case may be.
•
Give our corporate secretary written notice at our principal executive offices before the Annual Meeting that you want to revoke your proxy.

If your shares are held in “street name,” you may submit new voting instructions with a later date by contacting your bank, broker or other nominee holding your shares. You may also vote via the Internet during the Annual Meeting, which will have the effect of revoking any previously submitted voting instructions, if you demonstrate proof of your beneficial ownership to virtually attend the Annual Meeting and obtain a legal proxy from the organization that holds your shares as described in the “How to Vote Your Shares” section above.

Your attendance online at the Annual Meeting will not automatically revoke your proxy.

Costs of Proxy Solicitation

We will bear the costs of soliciting proxies. In addition to solicitations by mail, our directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, facsimile, email, personal interviews and other means.

Submitting Questions Online at the Annual Meeting

If you wish to submit a question during the Annual Meeting, you may log into the Annual Meeting platform using the unique link provided to you via email following the completion of your registration at https://www.proxydocs.com/TRVI, type your question into the “Q&A” field, and click “Submit”. Our Annual Meeting will be governed by our Rules of Conduct, which will be posted at https://www.proxydocs.com/TRVI in advance of the Annual Meeting. The Rules of Conduct will address the ability of stockholders to ask questions during the Annual Meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to Annual Meeting participants.

Voting Results

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

PROPOSAL NO. 1—ELECTION OF THREE CLASS II DIRECTORS

Our Board of Directors currently consists of seven members. In accordance with the terms of our restated certificate of incorporation and our amended and restated bylaws, our Board of Directors is divided into three classes (Class I, Class II and Class III), with members of each class serving staggered three-year terms. The members of the classes are divided as follows:

•
the Class I directors are James Cassella, Ph.D. and Michael Heffernan, and their term expires at the Annual Meeting of Stockholders to be held in 2026;
•
the Class II directors are Dominick Colangelo, Edward Mathers and David Meeker, M.D., and their term expires at the Annual Meeting; and
•
the Class III directors are Jennifer Good and Anne VanLent, and their term expires at the Annual Meeting of Stockholders to be held in 2025.

Upon the expiration of the term of a class of directors, directors in that class will be eligible to be elected for a new three-year term at the Annual Meeting of Stockholders in the year in which their term expires.

Our restated certificate of incorporation and our amended and restated bylaws provide that the authorized number of directors may be changed only by resolution of our Board of Directors. Our restated certificate of incorporation and amended and restated bylaws also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least 75% of the votes that all our stockholders would be entitled to cast in an annual election of directors and that any vacancy on our Board of Directors, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.

Our Board of Directors has nominated Mr. Colangelo, Mr. Mathers and Dr. Meeker for election as Class II directors at the Annual Meeting. Each of the nominees is presently a director and each has indicated a willingness to continue to serve as director, if elected. If a nominee becomes unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our Board of Directors.

The following matrix provides voluntarily self-identified demographic information related to our Board of Directors, in accordance with Nasdaq requirements.

Board Diversity Matrix (As of April 15, 2024)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	2	5	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	2	5	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Our Board Diversity Matrix as of May 1, 2023 can be found in the proxy statement for our 2023 Annual Meeting of Stockholders, filed with the SEC on May 1, 2023.

Nominees for Election as Class II Directors

Biographical information, including principal occupation and business experience during the last five years, for our nominees for election as Class II directors at our Annual Meeting is set forth below.

Age

Dominick Colangelo. Mr. Colangelo has served on our Board of Directors since June 2020. Mr. Colangelo has served as President and Chief Executive Officer and a director of Vericel Corporation, a publicly traded commercial-stage biopharmaceutical company, since March 2013. Mr. Colangelo has more than 20 years of executive management and corporate development experience in the biopharmaceutical industry, including nearly a decade with Eli Lilly and Company, a publicly traded pharmaceutical company. During his career, he has held a variety of executive positions of increasing responsibility in product development, pharmaceutical operations, sales and marketing and corporate development. He has extensive experience in the acquisition, development and commercialization of products across a variety of therapeutic areas. During his tenure at Eli Lilly, he held positions as Director of Strategy and Business Development for Eli Lilly’s Diabetes Product Group and also served as a founding Managing Director of Lilly Ventures. Mr. Colangelo received a B.S.B.A. in Accounting from the State University of New York at Buffalo and a J.D. from the Duke University School of Law. Our Board of Directors believes that Mr. Colangelo’s experience as an executive and his governance experience provide him with the qualifications and skills to serve on our Board of Directors.

60

Edward Mathers. Mr. Mathers has served on our Board of Directors since July 2017. Mr. Mathers has been a partner at New Enterprise Associates, Inc., a private venture capital firm, since August 2008. Mr. Mathers has served as a director of multiple publicly traded biopharmaceutical companies including Rhythm Pharmaceuticals, Inc., since March 2013, Synlogic, Inc., since October 2012, Inozyme Pharma, Inc., since January 2017, Senti Biosciences, Inc., since July 2016, and Reneo Pharmaceuticals, Inc., since December 2017. He previously served as a director of ObsEva SA,a publicly traded biopharmaceutical company, from November 2015 until June 2023, Akouos, Inc., a publicly traded biopharmaceutical company, from October 2017 until December 2022, Mirum Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, from November 2018 until September 2022, Ra Pharmaceuticals, Inc., a publicly traded pharmaceutical company, from February 2010 until April 2020, and Liquidia Technologies, Inc., a publicly traded biopharmaceutical company, from April 2009 until May 2019. He currently serves, and has previously served, on the board of directors of a number of private life sciences companies. Mr. Mathers earned his B.S. in chemistry from North Carolina State University. Our Board of Directors believes that Mr. Mathers’ experience investing in and advising life sciences companies, as well as his experience as a director of public and private companies in the life sciences industry, provide him with the qualifications and skills to serve on our Board of Directors.

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David Meeker, M.D. Dr. Meeker has served as a member of our Board of Directors and our chairman since July 2017. Dr. Meeker has served as President and Chief Executive Officer of Rhythm Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, since July 2020, as a director since November 2015 and as chairman of the board since April 2017. Prior to joining Rhythm Pharmaceuticals, Dr. Meeker was Chief Executive Officer and director of KSQ Therapeutics, Inc., a biotechnology company, from September 2017 to July 2020 and worked at Sanofi Genzyme, a biopharmaceutical company, from October 2011 to June 2017, in a variety of roles, including President and Chief Executive Officer of Genzyme, a Sanofi Company, from October 2011 until January 2016, as a member of Sanofi’s Executive Committee from 2012 to June 2017 and as Executive Vice President and head of Sanofi Genzyme, Sanofi’s specialty care unit with responsibility for rare diseases, multiple sclerosis, oncology and immunology franchises, from January 2016 to June 2017. Prior to the acquisition of Genzyme by Sanofi in 2011, Dr. Meeker worked at Genzyme Corporation beginning in 1994 as medical director, and held positions of increasing responsibility, ultimately serving as Chief Operating Officer. Prior to joining Genzyme, Dr. Meeker was director of the Pulmonary Critical Care Fellowship at the Cleveland Clinic and an Assistant Professor of Medicine at Ohio State University. Dr. Meeker has served as Chairman of Pharvaris B.V., a publicly traded biopharmaceutical company, since January 2021. Dr. Meeker also served as a director of MyoKardia, Inc., a publicly traded biopharmaceutical company, from June 2017 to December 2020. Dr. Meeker holds a medical degree from the University of Vermont Medical School and completed the Advanced Management Program at Harvard Business School in 2000. He completed his internal medicine training at Harvard University’s Beth Israel Hospital and pulmonary/critical care training at Boston University. Our Board of Directors believes that Dr. Meeker is qualified to serve as the Chairman of our Board of Directors because of his extensive executive experience in the life sciences industry, his medical background and his deep familiarity with our business as an original investor and advisor to our company.

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The Board of Directors recommends voting “FOR” the election of Mr. Colangelo, Mr. Mathers and Dr. Meeker as Class II directors, for a three-year term ending at the Annual Meeting of Stockholders to be held in 2027.

Any properly submitted proxy will be voted in favor of the nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as directors if elected. However, if any nominee is unable to serve or for good cause will not serve as a director, the persons named in the proxy intend to vote in their discretion for one or more substitutes who will be designated by our Board of Directors.

Directors Continuing in Office

Biographical information, including principal occupation and business experience during the last five years, for our directors continuing in office after the Annual Meeting is set forth below.

Class I Directors (Term Expires at 2026 Annual Meeting)

Age

James Cassella, Ph.D. Dr. Cassella has served as a member of our Board of Directors since February 2020. Dr. Cassella has served as Chief Development Officer of Sun Pharmaceutical Industries Inc., a publicly traded biotechnology company, since March 2023, and he previously served as Chief Development Officer of Concert Pharmaceuticals, Inc., a publicly traded biotechnology company, from February 2015 until it was acquired by Sun Pharmaceutical Industries Inc. in March 2023. Prior to joining Concert, Dr. Cassella served as Executive Vice President, Research and Development and Chief Scientific Officer of Alexza Pharmaceuticals, Inc., a pharmaceutical company, from July 2012 to January 2015 and served as its Senior Vice President, Research and Development from June 2004 to July 2012. From April 1989 to April 2004, Dr. Cassella held various management positions, including Senior Vice President of Clinical Research and Development at Neurogen Corporation, a publicly traded biotechnology company. Prior to Neurogen, Dr. Cassella was Assistant Professor of Neuroscience at Oberlin College. Dr. Cassella received a Ph.D. in Physiological Psychology from Dartmouth College, completed a postdoctoral fellowship in the Department of Psychiatry at the Yale University School of Medicine and received a B.A. in Psychology from the University of New Haven. Our Board of Directors believes that Dr. Cassella’s extensive executive experience in the life sciences industry, his development experience and his development background provide him with the qualifications and skills to serve on our Board of Directors.

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Michael Heffernan. Mr. Heffernan has served on our Board of Directors since February 2017 and served as our lead independent director from September 2020 until June 2023. Mr. Heffernan has served as the Chief Executive Officer of Avenge Bio, Inc., an oncology-focused biotechnology company, since January 2022, and as the chairman of its board of directors since 2019. Previously, Mr. Heffernan served as the President, Chief Executive Officer and director of Collegium Pharmaceutical, Inc., a publicly traded pharmaceutical company, from October 2002 until July 2018, at which time he transitioned to the role of chairman of the board of directors. He also founded Precision Dermatology, previously Onset Therapeutics, LLC, a dermatology-focused company, and served as its President and Chief Executive Officer from 2005 to 2010. Mr. Heffernan previously founded and served as President and Chief Executive Officer of Clinical Studies Ltd., a pharmaceutical contract research organization that was sold to PhyMatrix Corp., from 1994 to 1999, and subsequently served as President and Chief Executive Officer of PhyMatrix from 1999 to 2002. Mr. Heffernan started his career at Eli Lilly and Company, where he held numerous sales and marketing roles. Mr. Heffernan has served on the board of directors of Biohaven LTD, a publicly traded biopharmaceutical company, since January 2020, and Synlogic, Inc., a publicly traded biopharmaceutical company, since December 2020. Mr. Heffernan previously served on the board of directors of Akebia Therapeutics, Inc., a publicly traded biopharmaceutical company, from December 2018 until May 2022, on the board of directors of Keryx Biopharmaceuticals, Inc., a publicly traded pharmaceutical company, from April 2016 until December 2018 and on the board of directors of Veloxis Pharmaceuticals A/S, a specialty pharmaceutical company that is publicly traded on Nasdaq OMX Copenhagen, from April 2015 until February 2020, including as its chairman from April 2016 until February 2020. He currently serves, and has previously served, on the board of directors of several privately held companies. Mr. Heffernan graduated from the University of Connecticut with a B.S. in pharmacy in 1987 and is a registered pharmacist. Our Board of Directors believes that Mr. Heffernan’s experience as an executive and a member of the boards of publicly traded and privately held companies in the life sciences industry provides him with the qualifications and skills to serve on our Board of Directors.

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Class III Directors (Term Expires at 2025 Annual Meeting)

Age

Jennifer Good. Ms. Good is our co-founder and has served as a member of our Board of Directors and as our President and Chief Executive Officer since our inception in March 2011. Previously, Ms. Good served at Penwest Pharmaceuticals Co., or Penwest, from 1997 to 2010, where she held various positions including President and Chief Executive Officer, Chief Operating Officer and Chief Financial Officer. Ms. Good has served on the board of Rhythm Pharmaceuticals, Inc., a publicly traded biopharmaceutical company, since June 2019. Previously, Ms. Good served on the board of Juniper Pharmaceuticals, Inc., a publicly traded healthcare company, from September 2017 until it was acquired by Catalent, Inc. in August 2018. Ms. Good has also served as a board member of the Friedreich’s Ataxia Research Alliance (FARA), a patient advocacy group advancing treatments for the cure of Friedreich’s Ataxia, since 2011. Ms. Good received a Bachelor of Business Administration degree with a concentration in accounting from Pacific Lutheran University in 1987 and is a Certified Public Accountant licensed by the State of Washington, although her license is currently inactive. Our Board of Directors believes that Ms. Good’s in-depth knowledge of our business from serving as our founder, President and Chief Executive Officer and her perspective and experience as an executive and a director at publicly traded and privately held companies in the life sciences industry, provide her with the qualifications and skills to serve on our Board of Directors.

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Age

Anne VanLent. Ms. VanLent has served on our Board of Directors since October 2018. Since May 2008, Ms. VanLent has been President of AMV Advisors, providing corporate strategy and financial consulting services to emerging growth life sciences companies. Ms. VanLent was the Executive Vice President and Chief Financial Officer of Barrier Therapeutics, Inc., a publicly traded pharmaceutical company, from 2002 through 2008. From 1997 to 2001, she was the Executive Vice President—Portfolio Management for Sarnoff Corporation, a multidisciplinary research and development firm. From 1985 to 1993, she served as Senior Vice President and Chief Financial Officer of The Liposome Company, Inc., a publicly traded biopharmaceutical company that was acquired by Elan Corp. plc. Ms. VanLent served as a member of the board of directors and audit committee chair of ObsEva SA, a publicly traded biopharmaceutical company, from May 2021 until June 2023. Ms. VanLent also served as a member of the board of directors and audit committee chair of Applied Genetics Technologies Corporation, a publicly traded biotechnology company, from August 2016 until it was acquired by Syncona Limited in December 2022. From May 2013 to June 2020, Ms. VanLent served as a member of the board of directors of Vaxart, Inc. (formerly Aviragen Therapeutics, Inc.), a publicly traded biotechnology company. Ms. VanLent received a B.A. in physics from Mount Holyoke College. Our Board of Directors believes that Ms. VanLent’s financial and accounting expertise and her experience as an executive and a member on the boards of publicly traded life sciences companies provides her with the qualifications and skills to serve on our Board of Directors.

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There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or our subsidiary or in which any such person has a material interest adverse to us or our subsidiary.

Executive Officers Who Are Not Directors

Biographical information for our executive officers who are not directors is listed below.

Age

David Clark, MBChB, MRCP. Dr. Clark has served as our Chief Medical Officer since November 2022. Prior to joining us, Dr. Clark served as Chief Medical Officer at Allena Pharmaceuticals, Inc., a biopharmaceutical company, from November 2020 to September 2022, leading the company’s clinical development, regulatory and medical affairs teams. Prior to that, he served as Chief Medical Officer for Aldeyra Therapeutics, Inc., a publicly traded biotechnology company, from January 2016 to May 2020. He has also served as Chief Medical Officer for Wilson Therapeutics and NormOxys, Inc. and held senior leadership positions at TransTech Pharma, Pfizer Inc., and GlaxoSmithKline, formerly known as Smithkline Beecham. Dr. Clark holds a Bachelor of Medicine and Surgery (MBChB) from the University of Edinburgh Medical School and is admitted to Membership of the Royal College of Physicians (MRCP). Dr. Clark also completed a research fellowship in respiratory medicine in the United Kingdom.

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Lisa Delfini. Ms. Delfini has served as our Chief Financial Officer since August 2021. Ms. Delfini served as a Financial Accounting and Advisory Services Partner at Marcum LLP, an accounting and advisory services company, from 2015 until August 2021, specializing in providing services to companies in the life science and high-tech industries. Previously, she worked at General Electric Company, a multinational conglomerate, as Global Controller for the GE Corporate Technical Center of Excellence from 2011 to 2014 and as Global Controller for the GE Industrial Solutions division from 2014 to 2015. Ms. Delfini began her career at Deloitte & Touche LLP, where she worked for 16 years, completing her time there as a Client Service Partner. Ms. Delfini received a B.S. in accounting from Lehigh University and is a Certified Public Accountant licensed by the state of Connecticut, although her license is currently inactive.

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Thomas Sciascia, M.D. Dr. Sciascia is our co-founder and has served as our Chief Scientific Officer since November 2022. Prior to that, he served as our Chief Medical Officer from our inception, in March 2011, until November 2022. Previously, Dr. Sciascia was the Senior Vice President of Clinical Development and Regulatory and Chief Medical Officer at Penwest from 2001 to 2010. Prior to joining Penwest, Dr. Sciascia worked at Quintiles, Inc. from 1997 to 2000 as a consultant to pharmaceutical and biotechnology companies. Dr. Sciascia also worked as Medical Director at Transkaryotic Therapies, Inc. (later acquired by Shire Pharmaceuticals Group plc) from 2000 to 2001. Dr. Sciascia received a B.S. in biology from the Massachusetts Institute of Technology and a medical degree from Columbia University. He is a board-certified neurologist licensed to practice medicine in the Commonwealth of Massachusetts.

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Farrell Simon, Pharm. D. Dr. Simon has served as our Chief Commercial Officer since February 2023. Prior to that, he served as our Senior Vice President, Head of Commercial and Strategy, from February 2022 until February 2023 and Vice President, Head of US Marketing, from September 2020 until February 2022. Previously, Dr. Simon was the Senior Director, Chief of Staff to the Biopharma Group President at Pfizer Inc. and a member of the biopharma executive leadership team from January 2018 to September 2020. Prior to joining Pfizer, Dr. Simon gained general management, marketing, and medical affairs

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experience at Procter & Gamble. Dr. Simon is the founder and Chief Executive Officer of The Simon Cancer Foundation and is on the board of directors for the Greater New Haven Chamber of Commerce. He previously held positions on the advisory boards for the business school and the College of Pharmacy at the University of Florida. Dr. Simon holds both an M.B.A. and a Pharm.D. from the University of Florida.

PROPOSAL NO. 2—RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE

FISCAL YEAR ENDING DECEMBER 31, 2024

Our stockholders are being asked to ratify the appointment by the audit committee of the Board of Directors of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

The audit committee is solely responsible for selecting our independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint Ernst & Young LLP as our independent registered public accounting firm. However, our Board of Directors believes that submitting the appointment of Ernst & Young LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Ernst & Young LLP. If the selection of Ernst & Young LLP is ratified, the audit committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of our company and our stockholders.

A representative of Ernst & Young LLP is expected to attend the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

We incurred the following fees from Ernst & Young LLP for the audit of the consolidated financial statements and for other services provided during the years ended December 31, 2023 and 2022.

	2023	2022
Audit fees (1)	$440,000	$492,500
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees	$440,000	$492,500

(1)
Audit fees for each year consist of fees billed for professional services, including for the audit of our consolidated financial statements and the review of our quarterly financial statements. Additionally, audit fees for 2023 included professional services for the issuances of comfort letters in connection with offerings of common stock under the ATM Sales Agreement to which we are a party with SVB Securities LLC, or the ATM Sales Agreement, and professional services for the review of our registration statement on Form S-8 filed with the SEC in May 2023 and our registration statement on Form S-3 filed with the SEC in June 2023. Audit fees for 2022 included professional services for the review of our registration statement on Form S-8 filed with the SEC in May 2022 and our registration statement on Form S-3 filed in connection with the private placement we completed in April 2022, comfort letters in connection with offerings of common stock under the ATM Sales Agreement and the public offering we completed in September 2022.

Audit Committee Pre-Approval Policy and Procedures

The audit committee of our Board of Directors has adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditor. We may not engage our independent auditor to render any audit or non-audit service unless either the service is approved in advance by the audit committee, or the engagement to render the service is entered into pursuant to the audit committee’s pre-approval policies and procedures. Notwithstanding the foregoing, pre-approval is not required with respect to the provision of services, other than audit, review or attest services, by the independent auditor if the aggregate amount of all such services is no more than 5% of the total amount paid by us to the independent auditor during the fiscal year in which the services are provided, such services were not recognized by us at the time of the engagement to be non-audit services and such services are promptly brought to the attention of the audit committee and approved prior to completion of the audit by the audit committee or by the chair of the audit committee.

From time to time, our audit committee may pre-approve services that are expected to be provided to us by the independent auditor during the following 12 months. At the time such pre-approval is granted, the audit committee must identify the particular pre-approved services in a sufficient level of detail so that our management will not be called upon to make a judgment as to whether a proposed service fits within the pre-approved services, establish a monetary limit with respect to each particular pre-approved service, which limit shall not be exceeded without obtaining further pre-approval, and, at each regularly scheduled meeting of the audit committee following such approval, management or the independent auditor shall report to the audit committee regarding each service actually provided to us pursuant to such pre-approval. The audit committee has delegated to its chairman the authority to grant pre-approvals of audit or non-audit services to be provided by the independent auditor, provided that the fees for such services do not exceed $50,000. Any approval of services by the chairman of the audit committee is reported to the committee at its next regularly scheduled meeting.

During our 2023 and 2022 fiscal years, no services were provided to us by Ernst & Young LLP other than in accordance with the pre-approval policies and procedures described above.

The Board of Directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.

Any properly submitted proxy will be voted in favor of the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 unless a contrary specification is made in the proxy.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for identifying individuals qualified to serve as directors, consistent with criteria approved by our board, and recommending the persons to be nominated for election as directors, except where we are legally required by contract, law or otherwise to provide third parties with the right to nominate.

We have no formal policy regarding board diversity, but our Corporate Governance Guidelines provide that the background and qualifications of the members of our Board of Directors considered as a group should provide a significant breadth of experience, knowledge and ability to assist our Board of Directors in fulfilling its responsibilities. In this regard, the nominating and corporate governance committee takes into consideration the diversity (for example, with respect to gender, race and national origin) of our directors. The nominating and corporate governance committee does not apply any particular weighting of diversity or any other characteristic in evaluating nominees and directors. Nominees are not discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

The process followed by our nominating and corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and our Board of Directors. The qualifications, qualities and skills that our nominating and corporate governance committee believes must be met by a committee-recommended nominee for a position on our Board of Directors are as follows:

•
Nominees should have a reputation for integrity, honesty and adherence to high ethical standards.
•
Nominees should have demonstrated business acumen, experience and ability to exercise sound judgments in matters that relate to our current and long-term objectives and should be willing and able to contribute positively to our decision-making process.
•
Nominees should have a commitment to understand our company and our industry and to regularly attend and participate in meetings of our Board of Directors and its committees.
•
Nominees should have the interest and ability to understand the sometimes conflicting interests of our various constituencies, which include stockholders, employees, customers, governmental units, creditors and the general public, and to act in the interests of all stockholders.
•
Nominees should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of all of our stockholders and to fulfill the responsibilities of a director.

The nominating and corporate governance committee may use a third-party search firm in those situations where particular qualifications are required or where existing contacts are not sufficient to identify an appropriate candidate.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. The specific requirements for the information that is required to be provided for such recommendations to be considered are specified in our amended and restated bylaws and must be received by us no later than the date referenced below under the heading “Stockholder Proposals.” Assuming that biographical and background material has been provided on a timely basis, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our Board of Directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next Annual Meeting of Stockholders.

Director Independence

Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors within one year of listing. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act, and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee, accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries or otherwise be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors of a listed company must consider, for each member of the company’s compensation committee, all factors specifically relevant to determining whether a director has a relationship to such company that is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (1) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by such company to the director; and (2) whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In April 2024, our Board of Directors undertook a review of the composition of our Board of Directors and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that each of our directors, with the exception of Ms. Good, is an “independent director” as defined under applicable Nasdaq rules. In making such determination, our Board of Directors considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board of Directors deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Ms. Good is not an independent director under these rules because she is our President and Chief Executive Officer.

There are no family relationships among any of our directors or executive officers.

Board Committees

Our Board of Directors has established an audit committee, a compensation committee, and a nominating and corporate governance committee. Each of the audit committee, compensation committee and nominating and corporate governance committee operates under a charter. A current copy of the charter for each of the audit committee, compensation committee and the nominating and corporate governance committee is posted under the heading "Corporate Governance" on the Investors & News section of our website, which is located at https://www.trevitherapeutics.com.

Audit Committee

The current members of our audit committee are Mr. Colangelo, Mr. Heffernan, and Ms. VanLent. Ms. VanLent is the chair of our audit committee. Our Board of Directors has determined that each of Mr. Colangelo, Mr. Heffernan and Ms. VanLent is independent within the meaning of Rule 10A-3 under the Exchange Act. Our Board of Directors has determined that Ms. VanLent is an “audit committee financial expert” as defined in applicable SEC rules. Our Board of Directors believes that the composition of our audit committee meets the requirements for independence under current Nasdaq and SEC rules and regulations. Our audit committee assists our Board of Directors in its oversight of our accounting and financial reporting process and the audits of our consolidated financial statements. The audit committee met four times during the year ended December 31, 2023, including telephonic meetings. Our audit committee’s responsibilities include:

•
appointing, approving the fees of, and assessing the independence of our registered public accounting firm;
•
overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from that firm;
•
reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;
•
monitoring our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
•
overseeing our risk assessment and risk management policies, including through the review of our programs and procedures to assess, monitor, manage and mitigate cybersecurity, information security and technology risks;
•
establishing procedures for the receipt and retention of accounting related complaints and concerns;

•
meeting independently with our internal auditing staff, if any, our independent registered public accounting firm and management;
•
reviewing and approving or ratifying any related person transactions; and
•
preparing the audit committee report required by SEC rules.

All audit services to be provided to us and all non-audit services, other than de minimis non-audit services, to be provided to us by our registered public accounting firm must be approved in advance by our audit committee.

Compensation Committee

The members of our compensation committee are Messrs. Colangelo, Heffernan and Mathers. Mr. Heffernan is the chair of our compensation committee. Our Board of Directors has determined that each of Messrs. Colangelo, Heffernan and Mathers are independent within the meaning of Rule 10C-1 under the Exchange Act. Our compensation committee assists our Board of Directors in the discharge of its responsibilities relating to the compensation of our executive officers. The compensation committee met two times during the year ended December 31, 2023, including telephonic meetings. Our compensation committee’s responsibilities include:

•
reviewing and approving, or making recommendations to our Board of Directors with respect to, the compensation of our Chief Executive Officer and our other executive officers;
•
overseeing an evaluation of our senior executives;
•
overseeing and administering our cash and equity incentive plans;
•
reviewing and making recommendations to our Board of Directors with respect to director compensation;
•
reviewing and discussing annually with management our “Compensation Discussion and Analysis” disclosure if and to the extent then required by SEC rules;
•
overseeing the implementation and administration of our compensation recovery policy; and
•
preparing the compensation committee report if and to the extent then required by SEC rules.

Nominating and Corporate Governance Committee

The members of our nominating and corporate governance committee are Dr. Cassella, Dr. Meeker and Ms. VanLent. Dr. Cassella is the chair of our nominating and corporate governance committee. The nominating and corporate governance committee met three times during the year ended December 31, 2023, including telephonic meetings. Our nominating and corporate governance committee’s responsibilities include:

•
recommending to our Board of Directors the persons to be nominated for election as directors and to each of our board’s committees;
•
reviewing and making recommendations to our board with respect to our board leadership structure;
•
reviewing and making recommendations to our board with respect to management succession planning;
•
developing and recommending to our Board of Directors corporate governance principles; and
•
overseeing a periodic evaluation of our Board of Directors.

Board and Committee Meetings Attendance

The full Board of Directors met five times during 2023. During 2023, each member of the Board of Directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Although we do not have a formal policy regarding attendance by members of our Board of Directors at our Annual Meeting of Stockholders, we encourage all of our directors to attend. All of our then-serving directors attended our Annual Meeting of Stockholders in 2023.

Code of Business Conduct and Ethics

We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is posted under the heading “Corporate Governance” on the Investors & News section of our website, which is located at https://www.trevitherapeutics.com. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of our company and our stockholders. The guidelines provide that:

•
our board’s principal responsibility is to oversee the management of our company;
•
except as otherwise permitted by Nasdaq rules, a majority of the members of our board must be independent directors;
•
the independent directors meet in executive session at least twice a year;
•
directors have full and free access to officers, employees and, as necessary, independent advisors; and
•
our nominating and corporate governance committee will oversee periodic self-evaluations of the board to determine whether it and its committees are functioning effectively.

A copy of the corporate governance guidelines is posted under the heading “Corporate Governance” on the Investors & News section of our website, which is located at https://www.trevitherapeutics.com.

Board Leadership Structure and Board’s Role in Risk Oversight

Our corporate governance guidelines provide that the roles of chairman of the board and chief executive officer may be separated or combined. Our Board of Directors has considered its leadership structure and determined that, at this time, the roles of chairman of the Board of Directors and chief executive officer should be separate. Separating the chairman and the chief executive officer positions allows our Chief Executive Officer, Ms. Good, to focus on running the business, while allowing our chairman of the Board of Directors, Dr. Meeker, to lead our board in its fundamental role of providing advice to and oversight of management.

Our corporate governance guidelines also provide that in the event the chairman of our Board of Directors is not an independent director under Nasdaq rules, the nominating and corporate governance committee may designate an independent director to serve as “Lead Director”, who shall be approved by a majority of the independent directors. Because Dr. Meeker, the chairman of our Board of Directors, was not an independent director within the meaning of the Nasdaq listing rules from July 2020 to July 2023 as a result of his appointment as President and Chief Executive Officer of Rhythm Pharmaceuticals, Inc., our independent directors, based on the recommendation of the nominating and corporate governance committee, appointed Mr. Heffernan, who is an independent director within the meaning of Nasdaq listing rules, as the Lead Director from September 2020 to June 2023. Mr. Heffernan’s duties as Lead Director included the following:

•
chairing any meeting of the independent directors in executive session;
•
meeting with any director who is not adequately performing his or her duties as a member of the board or any committee;
•
facilitating communications between other members of the board and the chairman of our board and/or the chief executive officer; however, each director is free to communicate directly with the chairman of the board and with the chief executive officer;
•
working with the chairman of our board in the preparation of the agenda for each board meeting and in determining the need for special meetings of the board; and
•
consulting with the chairman of our board and/or the chief executive officer on matters relating to corporate governance and board performance.

Our Board of Directors believes that this structure ensures a greater role for the independent directors in the oversight of our company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board of Directors. Our Board of Directors has three standing committees that currently consist of independent directors. Our Board of Directors delegates substantial responsibilities to the committees, which then report their activities and actions back to the full Board of Directors. We believe that the independent committees of our Board of Directors promote effective independent governance. We believe this structure represents an appropriate allocation of roles and responsibilities for our company at this time because it strikes an effective balance between management and independent leadership participation in our Board of Director proceedings.

Risk is inherent with every business and how well a business manages risk can ultimately determine its success. We face a number of risks, including those described under “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023. Our Board of Directors is actively involved in oversight of risks that could affect us. This oversight is conducted primarily by our full Board of Directors, which has responsibility for general oversight of risks. Our Board of Directors oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis and our board and its committees oversee the risk management activities of management. Our Board of Directors satisfies this responsibility through full reports by each committee chair regarding the committee’s considerations and actions, as well as through regular reports directly from officers responsible for oversight of particular risks within our company. Our audit committee oversees risk management activities related to financial controls and legal and compliance risks. Our compensation committee oversees risk management activities relating to our compensation policies and practices. Our nominating and corporate governance committee oversees risk management activities relating to board composition and management succession planning. In addition, members of our senior management team attend our board meetings and are available to address any questions or concerns raised by the Board of Directors on risk management and any other matters. Our Board of Directors believes that full and open communication between management and the Board of Directors is essential for effective risk management and oversight.

Communication with Our Directors

Any interested party with concerns about our company may report such concerns to the Board of Directors, or the chairman of our Board of Directors, by submitting a written communication to the attention of the board the chairman at the following address:

c/o Trevi Therapeutics, Inc.

195 Church Street

16th Floor

New Haven, CT 06510

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

Absent unusual circumstances or as contemplated by the committee charters, the chairman of our Board of Directors shall, subject to advice and assistance from our legal counsel, (1) be primarily responsible for monitoring communications from stockholders and other interested parties, and (2) provide copies or summaries of such communications to the other directors as he or she considers appropriate.

A copy of any such written communication may be retained for a reasonable period of time. The director may discuss the matter with our legal counsel, with independent advisors, with non-management directors, or with our management, or may take other action or no action as the board or director determines in good faith, using reasonable judgment and discretion.

Communications may be forwarded to all directors if they relate to important substantive matters and include suggestions or comments that may be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

Limitations on Liability and Indemnification

Our restated certificate of incorporation limits the personal liability of directors and officers for breach of fiduciary duty to the maximum extent permitted by the Delaware General Corporation Law, or the DGCL, and provides that no director or officer will have personal liability to us (in the case of directors) or to our stockholders (in the case of directors and officers) for monetary damages for breach of fiduciary duty as a director or officer. However, these provisions do not eliminate or limit liability:

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for any breach of the director’s or officer's duty of loyalty to us or our stockholders;
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for acts or omissions of the director or officer not in good faith or that involve intentional misconduct or a knowing violation of law;
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for a director voting for or assenting to unlawful payments of dividends, stock repurchases or other distributions;
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for any transaction from which the director or officer derived an improper personal benefit; or
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for an officer in any action by or in the right of the corporation.

Any amendment to or repeal of these provisions will not eliminate or reduce the effect of these provisions in respect of any act, omission or claim that occurred or arose prior to such amendment or repeal. If the DGCL is amended to provide for further limitations on the personal liability of directors or officers of corporations, then the personal liability of our directors and officers will be further limited to the greatest extent permitted by the DGCL.

In addition, our restated certificate of incorporation provides that we must indemnify our directors and officers and we must advance expenses, including attorneys’ fees, to our directors and officers in connection with legal proceedings, subject to very limited exceptions.

We maintain a general liability insurance policy that covers specified liabilities of our directors and officers arising out of claims based on acts or omissions in their capacities as directors or officers. In addition, we have entered into indemnification agreements with our directors and executive officers. These indemnification agreements may require us, among other things, to indemnify each such executive officer or director for some expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by him or her in any action or proceeding arising out of his or her service as one of our executive officers or directors.

Some of our non-employee directors may, through their relationships with their employers, be insured or indemnified against specified liabilities incurred in their capacities as members of our Board of Directors.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, or the Securities Act, may be permitted to directors, executive officers or persons controlling us, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Rule 10b5-1 Sales Plans

Our directors and executive officers may adopt written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our common stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades pursuant to parameters established by the director or officer when entering into the plan, without further direction from the director or officer. It is also possible that the director or officer could amend or terminate the plan when not in possession of material, nonpublic information. In addition, our directors and executive officers may buy or sell additional shares outside of a Rule 10b5-1 plan when they are not in possession of material, nonpublic information.

Anti-Hedging Policy

We have adopted an insider trading policy that, among other things, expressly prohibits all of our employees, including our named executive officers, as well as our directors and certain of their family members and related entities, from engaging in short sales of our securities, including short sales “against the box”; purchases or sales of puts, calls or other derivative securities based on our securities and purchases of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities.

Director Compensation

We do not pay any compensation to our President and Chief Executive Officer in connection with her service on our Board of Directors. Ms. Good is one of our named executive officers and, accordingly, the compensation that we pay to Ms. Good is discussed under “—Executive Compensation—2023 Summary Compensation Table” and “Executive Compensation—Narrative to Summary Compensation Table.”

Under our director compensation program, we pay our non-employee directors a cash retainer for service on the Board of Directors and for service on each committee on which the director is a member. The chairman of the board and the chairman of each committee receive higher retainers for such service. These fees are payable in arrears in four equal quarterly installments on the last day of each quarter, provided that the amount of such payment would be prorated for any portion of such quarter that the director was not serving on our Board of Directors or on such committee. The fees paid to non-employee directors in 2023 as a retainer for service on the Board of Directors and for service on each committee of the Board of Directors on which the director was a member were as follows::

	Member Annual Fee	Chairman Annual Fee
Board of Directors	$40,000	$70,000
Audit Committee	$10,000	$20,000
Compensation Committee	$7,500	$15,000
Nominating and Corporate Governance Committee	$5,000	$10,000

(1)
Under our director compensation program, the Lead Director was eligible to receive an additional annual fee of $15,000 if such additional annual fee was approved by our Board of Directors. However, Mr. Heffernan, our Lead Director from September 2020 until June 2023 did not receive any additional fee.

We also reimburse our non-employee directors for reasonable travel and out-of-pocket expenses incurred in connection with attending board of director and committee meetings.

In addition, under our director compensation program, each non-employee director elected or appointed to our Board of Directors receives upon his or her initial election or appointment to our Board of Directors an option to purchase 60,000 shares of our common stock under our 2019 Stock Incentive Plan, or the 2019 Plan. Each of these options vests as to 50% of the shares of our common stock underlying such option at the earlier of the first anniversary of the date of grant or the date of the first annual meeting of stockholders held following the date of grant, with the remainder vesting on the earlier of the second anniversary of the date of grant or the date of the second annual meeting of stockholders held following the date of grant, subject to the non-employee director’s continued service as a director, employee or consultant. Further, on the date of each annual meeting of stockholders, each non-employee director that has served on our Board of Directors for at least six months receives an option to purchase 30,000 shares of our common stock under the 2019 Plan. Each of these options fully vests on the earlier of the first anniversary of the date of grant or the date of the next annual meeting of stockholders, subject to the non-employee director’s continued service as a director, employee or consultant. All options granted to our non-employee directors under our director compensation program are issued at exercise prices equal to the fair market value of our common stock on the date of grant and become exercisable in full in the event of a change in control.

On the date of the 2023 Annual Meeting of Stockholders, each non-employee director received an option to purchase 30,000 shares of our common stock under the 2019 Plan.

The table below shows all compensation to our non-employee directors for the year ended December 31, 2023.

Name	Fees earned or paid in cash ($)	Option awards ($) (1) (2)	Total ($)
David Meeker, M.D.	72,500	62,947	135,447
Anne VanLent	65,000	62,947	127,947
Michael Heffernan	65,000	62,947	127,947
Dominick Colangelo	57,500	62,947	120,447
James Cassella, Ph.D.	50,000	62,947	112,947
Edward Mathers	47,500	62,947	110,447

(1)
The amounts reported in the “Option awards” column reflect the aggregate grant date fair value of stock-based compensation awarded during the year computed in accordance with the provisions of Financial Accounting Standards Board, or FASB, Accounting Standards Codification, or ASC, Topic 718. See note 2 and note 9 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions underlying the valuation of equity awards.
(2)
As of December 31, 2023, the aggregate number of shares of our common stock subject to outstanding option awards held by our non-employee directors was as follows: Dr. Meeker 148,567 shares, Ms. VanLent 126,315 shares, Mr. Heffernan 147,367 shares, Mr. Colangelo 93,684 shares, Dr. Cassella 93,684 shares, and Mr. Mathers 107,894 shares.

EXECUTIVE COMPENSATION

The following discussion relates to the compensation of Jennifer Good, our President and Chief Executive Officer, David J. Clark, M.D., MBChB, our Chief Medical Officer, and Thomas Sciascia, M.D., our Chief Scientific Officer for the years ended December 31, 2023 and December 31, 2022. These individuals are collectively referred to in this proxy statement as our named executive officers.

2023 Summary Compensation Table

The following table sets forth information regarding compensation awarded to and earned by our named executive officers for the years ended December 31, 2023 and December 31, 2022:

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Option awards ($) (2)	All other compensation ($) (3)	Total ($)
Jennifer Good	2023	596,924	229,075	851,399	9,900	1,687,298
President and Chief Executive Officer	2022	523,182	249,518	116,245	9,150	898,095
David J. Clark, M.D., MBChB (4)	2023	479,038	131,600	—	—	610,638
Chief Medical Officer	2022	54,231	—	526,550	—	580,781
Thomas Sciascia, M.D. (5)	2023	424,677	117,600	425,699	9,149	977,125
Chief Scientific Officer	2022	391,458	130,772	46,820	8,245	577,295

(1)
The amounts reported in the “Bonus” column reflect discretionary annual cash bonuses paid to our executive officers for their performance.
(2)
The amounts reported in the “Option awards” column reflect the aggregate grant date fair value of stock-based compensation awarded during the year computed in accordance with the provisions of FASB ASC Topic 718. See note 2 and note 9 to our consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2023 for a discussion of the assumptions underlying the valuation of our equity awards.
(3)
These amounts reflect the cost to us of 401(k) matching contributions.
(4)
Dr. Clark joined the company as Chief Medical Officer in November 2022.
(5)
Dr. Sciascia served as our Chief Medical Officer until November 2022 when he assumed the role of Chief Scientific Officer.

Narrative to Summary Compensation Table

Base Salary. The base salary for our named executive officers is determined annually by our compensation committee or by our Board of Directors upon the recommendation of our compensation committee. Each such determination is based on the scope of each officer’s responsibilities along with his or her respective experience and contributions to our company during the prior year. When reviewing base salaries, the compensation committee takes factors into account such as blended peer group and broader market data, market competitiveness, expected future contribution, experience, impact and individual performance and internal parity relative to similar positions within our company, but does not assign any specific weighting to any factor. None of our named executive officers is currently party to an employment agreement or other agreement or arrangement that provides for automatic or scheduled increases in base salary.

The following table sets forth the annual base salary for our named executive officers during the years ended December 31, 2023 and December 31, 2022:

Name	2023 Annual Base Salary ($)	2022 Annual Base Salary ($)
Jennifer Good	595,000	525,300
David J. Clark, M.D., MBChB (1)	470,000	470,000
Thomas Sciascia, M.D. (2)	420,000	393,300

(1)
Dr. Clark joined the company as Chief Medical Officer in November 2022.
(2)
Dr. Sciascia served as our Chief Medical Officer until November 2022 when he assumed the role of Chief Scientific Officer.

Annual Bonus. The compensation committee or our Board of Directors upon the recommendation of our compensation committee may, in its discretion, award bonuses to our executive officers. We typically establish annual bonus targets based on specified corporate goals for our executive officers and conduct annual performance reviews to determine the attainment of such goals by each executive officer. Our management may propose bonus awards to our Board of Directors primarily based on this review process. The compensation committee or our Board of Directors upon the recommendation of our compensation committee makes the final determination of the eligibility requirements for and the amount of each bonus awarded to an executive officer.

For 2023, the target annual bonus as a percentage of base salary was 55% for Ms. Good, 40% for Dr. Clark and 40% for Dr. Sciascia. For the 2023 bonus period, our Board of Directors established corporate performance goals, each having a designated weighting, which related to key development, strategic and financial goals of the company. In February 2024, our compensation committee met and evaluated the performance of the company against these performance goals and considered other achievements of the company. In light of the company’s performance against these goals and these achievements and factors, our Board of Directors, in the case of Ms. Good, and our compensation committee, in the case of our other officers, approved payment of a cash bonus for 2023 of $229,075 for Ms. Good, $131,600 for Dr. Clark and $117,600 for Dr. Sciascia.

Equity Incentives. Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, or any formal equity ownership guidelines applicable to them, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help align the interests of our executives with those of our stockholders. We also believe that equity grants with a time-based vesting feature promote executive retention because this feature incentivizes our executive officers to remain employed by us during the vesting period, and that equity grants with performance-based vesting conditions further align executive interests with those of our stockholders. Accordingly, the compensation committee of our Board of Directors periodically reviews the equity incentive compensation of our executive officers and from time to time may grant equity incentive awards to them, including as part of our annual compensation review.

We use stock options to compensate our executive officers in the form of initial grants in connection with the commencement of employment and also at other various times during their employment. None of our executive officers is currently party to an employment agreement that provides for automatic award of stock options. The stock options we have granted to our executive officers are typically subject to time-based vesting, although we have and may also grant stock options with performance-based vesting. The options with time-based vesting that we have granted to our executive officers typically become exercisable as to 25% of the shares underlying the option on the first anniversary of the grant date, and as to an additional 1/48th of the original number of shares underlying the option monthly thereafter. Vesting rights cease upon termination of employment and exercise rights cease shortly after termination, except that exercisability is extended in the case of death or disability and for options granted prior to July 14, 2017, vesting is fully accelerated upon a change of control. Prior to the exercise of an option, the holder has no rights as a stockholder with respect to the shares subject to such option, including no voting rights and no right to receive dividends or dividend equivalents.

Prior to our IPO, we granted stock options with exercise prices that were equal to the fair market value of our common stock on the date of grant as determined by our Board of Directors or compensation committee, based on a number of objective and subjective factors. Following our IPO, the exercise prices of all stock options granted have been equal to the fair market value of shares of our common stock on the date of grant determined by reference to the closing market price of our common stock on the date of grant.

In February 2022, we granted to our executive officers options with time-based vesting. In February 2022, we granted a time-based option to purchase 275,000 shares of our common stock to Ms. Good and a time-based option to purchase 110,000 shares of our common stock to Dr. Sciascia. In November 2022, we granted a time-based vesting option to purchase 300,000 shares of our common stock to Dr. Clark upon his hire date. Ms. Good’s, Dr. Clark's and Dr. Sciascia’s time-based options vested with respect to 25% of the shares underlying the respective options on the one-year anniversary of the date of grant. The remaining 75% of the shares underlying the options are scheduled to vest in equal monthly installments thereafter through the remaining 36 months.

In February 2023, we granted to our executive officers other than Dr. Clark options with time-based vesting. In February 2023, we granted a time-based option to purchase 375,000 shares of our common stock to Ms. Good and a time-based option to purchase 187,500 shares of our common stock to Dr. Sciascia. Ms. Good's and Dr. Sciascia’s time-based options vested with respect to 25% of the shares underlying the respective options on the one-year anniversary of the date of grant. The remaining 75% of the shares underlying the options are scheduled to vest in equal monthly installments thereafter through the remaining 36 months.

In February 2024, we granted to our executive officers both options with time-based vesting and options with performance-based vesting. In February 2024, we granted to Ms. Good a time-based option to purchase 630,000 shares of our common stock and a performance-based option to purchase 170,000 shares of our common stock, we granted to Dr. Clark a time-based vesting option to purchase 175,000 shares of our common stock and a performance-based option to purchase 120,000 shares of our common stock and we granted to Dr. Sciascia a time-based vesting option to purchase 150,000 shares of our common stock and a performance-based option to purchase 100,000 shares of our common stock. Ms. Good's, Dr. Clark's and Dr. Sciascia’s time-based options are scheduled to vest with respect to 25% of the shares underlying the respective options on the one-year anniversary of the date of grant. The remaining 75% of the shares underlying the options are scheduled to vest in equal monthly installments thereafter through the remaining 36 months. The options with performance-based vesting that we granted in February 2024 are scheduled to vest based on the timing and successful results of our Phase 2b clinical trial of Haduvio (nalbuphine ER) for the treatment of chronic cough in patients with idiopathic pulmonary fibrosis, and our Phase 2a clinical trial of Haduvio for the treatment of refractory chronic cough.

Role of our Compensation Committee. Our compensation committee reviews and approves, or recommends to our Board of Directors which approves, all compensation components including base salary, bonus, benefits, equity incentives and other perquisites, as well as severance arrangements, change-in-control benefits and other forms of compensation for our Chief Executive Officer and our other executive officers. In all cases, our compensation committee reviews executive compensation decisions with our Board of Directors before making a final determination. In addition, the compensation committee also considers matters related to individual compensation, such as compensation for new executive hires, as well as high-level strategic issues, such as the effectiveness of our compensation strategy, potential modifications to that strategy and new trends, plans, or approaches to compensation, at various meetings throughout the year. The compensation committee also reviews and approves the compensation of non-employee directors and has the authority to administer our equity-based plans.

Under its charter, our compensation committee may form and delegate authority to subcommittees consisting of independent directors, as it deems appropriate. Pursuant to our 2019 Stock Incentive Plan, the compensation committee has delegated to our Chief Executive Officer the authority to approve grants of stock options to new hire employees below the level of Vice President, subject to specified limitations, including certain limitations for each level of employment and an annual aggregate maximum amount of awards that can be granted pursuant to such delegated authority.

The compensation committee meets regularly in executive session. However, from time to time, various members of management and other employees, as well as outside advisors or consultants, may be invited by the compensation committee to make presentations, to provide financial or other background information or advice, or to otherwise participate in compensation committee meetings. No officer may participate in, or be present during, any deliberations or determinations of the compensation committee regarding the compensation for such officer or any immediate family member of such officer. The charter of the compensation committee grants the compensation committee full access to all of our books, records, facilities and personnel, as well as authority to obtain, at our expense, advice and assistance from internal and external legal, accounting, or other advisors and consultants and other external resources that the compensation committee considers necessary or appropriate in the performance of its duties. In particular, the compensation committee may, in its sole discretion, retain compensation consultants to assist in its evaluation of executive and director compensation, including the authority to approve the consultant’s reasonable fees and other retention terms.

The compensation committee engaged W.T. Haigh & Company, or Haigh, as its compensation consultant in connection with its compensation determinations in 2022 and early 2023. Our compensation committee considered the relationship that Haigh has with us, the members of our Board of Directors and our executive officers. Based on its evaluation, the compensation committee has determined that no conflicts of interest exist between the company and Haigh.

Haigh assisted the committee in conducting a competitive compensation assessment for our executive officers for the fiscal year ended December 31, 2022, including with respect to its determinations and recommendations with respect to base salary, target bonus, target bonus percentage and option grants. In setting or recommending the compensation for our executive officers in 2022, the compensation committee, with the assistance of Haigh, reviewed and updated a peer group of publicly traded companies in the biopharmaceutical industry, which was comprised of companies whose market capitalization, number of employees, number of years as a public company, geographic region, maturity of product development pipeline and area of therapeutic focus are similar to ours.

Haigh also supplemented the peer group information with published survey data which provided a broader market representation of companies.

The compensation committee engaged Alpine Rewards, LLC, or Alpine, as its compensation consultant in connection with its compensation determinations in mid-2023. Our compensation committee considered the relationship that Alpine has with us, the members of our Board of Directors and our executive officers. Based on its evaluation, the compensation committee has determined that no conflicts of interest exist between the company and Alpine.

Alpine assisted the committee in conducting a competitive compensation assessment for our executive officers for the fiscal year ended December 31, 2023, including with respect to its determinations and recommendations with respect to base salary, target bonus, target bonus percentage and option grants. In setting or recommending the compensation for our executive officers in 2023, the compensation committee, with the assistance of Alpine, reviewed and updated a peer group of publicly traded companies in the biopharmaceutical industry, which was comprised of companies whose market capitalization, number of employees, number of years as a public company, geographic region, maturity of product development pipeline and area of therapeutic focus are similar to ours.

Outstanding Equity Awards at December 31, 2023

The following table sets forth information regarding all outstanding stock options held by each of our named executive officers as of December 31, 2023. No unvested restricted stock awards were outstanding as of December 31, 2023.

	Option Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date
Jennifer Good	13,547	—		3.23	1/22/2024
	62,804	—		2.19	6/10/2024
	61,180	—		1.43	11/24/2024
	5,263	—		1.43	5/14/2025
	173,684	—		3.33	12/19/2027
	310,000	—		10.12	6/2/2029
	191,666	8,334	(1)	5.50	2/12/2030
	113,333	46,667	(2)	3.21	2/16/2031
	160,000	—	(3)	3.21	2/16/2031
	126,041	148,959	(4)	0.51	2/13/2032
	—	375,000	(5)	2.67	2/15/2033
David J. Clark, M.D., MBChB	81,250	218,750	(6)	2.02	11/13/2032
Thomas Sciascia, M.D. (7)	11,289	—		3.23	1/22/2024
	59,354	—		2.19	6/10/2024
	48,001	—		1.43	11/24/2024
	2,631	—		1.43	5/14/2025
	7,895	—		3.33	12/19/2027
	50,000	—		10.12	6/2/2029
	57,500	2,500	(1)	5.50	2/12/2030
	35,416	14,584	(2)	3.21	2/16/2031
	37,500	—	(3)	3.21	2/16/2031
	50,416	59,584	(8)	0.51	2/10/2032
	—	187,500	(5)	2.67	2/15/2033

(1)
Granted on February 13, 2020 and vested as to 25% of the shares underlying the option on February 13, 2021. The remaining 75% of the shares underlying the option vested in equal monthly installments thereafter through February 13, 2024.
(2)
Granted on February 17, 2021 and vested as to 25% of the shares underlying the option on February 17, 2022. The remaining 75% of the shares underlying the option are scheduled to vest in equal monthly installments thereafter through February 17, 2025.
(3)
Granted on February 17, 2021 and subject to performance-based vesting. The shares underlying the option were fully vested as of September 19, 2022 based on the achievement of specific performance metrics related to the company’s Phase 2b/3 PRISM trial of Haduvio (nalbuphine ER) for the treatment of prurigo nodularis and Phase 2 CANAL trial of Haduvio for the treatment of chronic cough in patients with idiopathic pulmonary fibrosis.

(4)
Granted on February 14, 2022 and vested as to 25% of the shares underlying the option on February 14, 2023. The remaining 75% of the shares underlying the option are scheduled to vest in equal monthly installments thereafter through February 14, 2026.
(5)
Granted on February 16, 2023 and vested as to 25% of the shares underlying the option on February 16, 2024. The remaining 75% of the shares underlying the option are scheduled to vest in equal monthly installments thereafter through February 16, 2027.
(6)
Granted on November 14, 2022 and vested as to 25% of the shares underlying the option on November 14, 2023. The remaining 75% of the shares underlying the option are scheduled to vest in equal monthly installments thereafter through November 14, 2026.
(7)
Dr. Sciascia served as our Chief Medical Officer until November 2022 when he assumed the role of Chief Scientific Officer. He therefore served in the role of Chief Medical Officer for the year ended December 31, 2021.
(8)
Granted on February 11, 2022 and vested as to 25% of the shares underlying the option on February 11, 2023. The remaining 75% of the shares underlying the option are scheduled to vest in equal monthly installments thereafter through February 11, 2026.

Agreements with our Executive Officers

We have entered into employment agreements with each of our named executive officers.

Employment Agreement with Ms. Good

In December 2012, we and Ms. Good entered into an employment agreement. Under the agreement, Ms. Good is an “at will” employee, and her employment with us can be terminated by her or us at any time and for any reason. The agreement sets forth Ms. Good’s initial base salary, subject to adjustment from time to time and for any reason and provides that she is eligible, at the sole discretion of our Board of Directors, to earn an annual bonus of up to a specified percentage of her base salary. In September 2019, our Board of Directors approved our Executive Separation Benefits and Retention Plan, or Separation Benefits Plan, which superseded the terms of Ms. Good’s employment agreement pertaining to potential payments upon the termination of her employment in certain circumstances, including following a change in control. The Separation Benefits Plan is discussed below.

Offer Letter with Dr. Clark

In November 2022, we and Dr. Clark entered into an offer letter agreement. Under the agreement, Dr. Clark is an “at will” employee, and his employment with us can be terminated by him or us at any time and for any reason. The offer letter sets forth Dr. Clark’s initial base salary, subject to adjustment from time to time and for any reason, and provides that he is eligible, at the sole discretion of our Board of Directors, to earn an annual bonus of up to a specified percentage of his base salary. The offer letter also provides that Dr. Clark is eligible for benefits pursuant to the Separation Benefits Plan, which is discussed below.

Employment Agreement with Dr. Sciascia

In December 2012, we and Dr. Sciascia entered into an employment agreement. Under the agreement, Dr. Sciascia is an “at will” employee, and his employment with us can be terminated by him or us at any time and for any reason. The agreement sets forth Dr. Sciascia’s initial base salary, subject to adjustment from time to time and for any reason and provides that he is eligible, at the sole discretion of our Board of Directors, to earn an annual bonus of up to a specified percentage of his base salary. The terms of our Separation Benefits Plan superseded the terms of Dr. Sciascia’s employment agreement pertaining to potential payments upon the termination of his employment in certain circumstances, including following a change in control. The Separation Benefits Plan is discussed below.

Employee Non-Competition, Non-Solicitation, Confidentiality and Assignment of Inventions Agreements

Each of our named executive officers has entered into standard form agreements with us with respect to non-competition, non-solicitation, confidential information and assignment of inventions. Under these agreements, each named executive officer has agreed not to compete with us during his or her employment and for a period ranging from one to two years after the termination of his or her employment, not to solicit our employees, independent contractors, clients, customers or business partners during his or her employment and for a period ranging from one to two years after the termination of his or her employment and to protect our confidential and proprietary information indefinitely.

Potential Payments upon Termination or Change in Control

In September 2019, the compensation committee of our Board of Directors adopted our Separation Benefits Plan. The Separation Benefits Plan applies to our Chief Executive Officer and our other officers, who we refer to collectively as our covered executives. Ms. Good, Dr. Sciascia and Dr. Clark are covered executives under the Separation Benefits Plan.

The Separation Benefits Plan provides for separation benefits in the event of (i) a termination of a covered executive’s employment by us other than for cause or by reason of such covered executive’s death or disability, or (ii) a resignation by such covered executive for good reason. Except as specifically provided in the Separation Benefits Plan, the separation benefits set forth in the Separation

Benefits Plan supersede any separation benefits set forth in any award agreements and/or employment offer letters between us and any covered executive.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a separation and release of claims agreement, if a covered executive’s employment is terminated by us other than for cause or by reason of such covered executive’s death or disability, or the covered executive resigns for good reason, in each case other than upon or within 12 months following a change in control (as defined in the Separation Benefits Plan), which we refer to as the CIC period, we will be obligated to:

•
continue to pay the covered executive’s most recent base salary for a period, which we refer to as the severance period, of (i) 12 months, in the case of Ms. Good as Chief Executive Officer, or (ii) six months, in the case of the other covered executives; and
•
provided that the covered executive is eligible for and elects to continue receiving medical insurance pursuant to COBRA, pay on such covered executive’s behalf the share of the monthly premiums for such coverage that we pay for active and similarly situated employees receiving the same type of coverage during the severance period; provided, however, that in the event the covered executive becomes eligible during the severance period for the same or substantially similar group health insurance coverage through another employer, our obligation to make monthly premium payments shall end.

Under the terms of the Separation Benefits Plan, subject to the execution and effectiveness of a severance and release of claims agreement, if, during the CIC period, a covered executive’s employment is terminated by us other than for cause (as defined in the Separation Benefits Plan) or by reason of such covered executive’s death or disability, or the covered executive resigns for good reason, we will be obligated to:

•
pay a lump sum equal to the covered executive’s most recent monthly base salary, or, if greater, such covered executive’s highest base salary immediately prior to the change in control or during the CIC period, for a period, which we refer to as the CIC severance period) of (i) 18 months, in the case of Ms. Good as Chief Executive Officer, or (ii) 12 months, in the case of the other covered executives, provided that the severance to be paid to a covered executive shall be reduced by the amount of any other post-termination payments we make to the covered executive, which are made to enforce the covered executive’s non-competition obligation or are otherwise required by law;
•
provided that the covered executive is eligible for and elects to continue receiving medical insurance pursuant to COBRA, pay on such covered executive’s behalf the share of the monthly premiums for such coverage that we pay for active and similarly situated employees receiving the same type of coverage during the CIC severance period; provided, however, that in the event the covered executive becomes eligible during the CIC severance period for the same or substantially similar group health insurance coverage through another employer, our obligation to make monthly premium payments shall end;
•
pay to the covered executive a lump sum equal to such covered executive’s target bonus award for the year in which the termination of employment occurs, without regard to whether the performance goals applicable to such target bonus had been established or satisfied at the date of termination, multiplied by (i) 1.5 in the case of Ms. Good as the Chief Executive Officer, or (ii) 1.0 in the case of the other covered executives; and
•
accelerate the vesting of all equity awards held by such covered executive at the date of termination (other than equity awards that vest on the basis of performance and do not provide solely for time-based vesting), such that such equity awards shall become 100% vested.

The Separation Benefits Plan is administered by our Board of Directors or our compensation committee. Our Board of Directors or our compensation committee may amend, modify, or terminate the Separation Benefits Plan at any time in its sole discretion; provided that (a) any such amendment, modification or termination made prior to a change in control that adversely affects the rights of any covered executive must be unanimously approved by our Board of Directors, including Ms. Good as Chief Executive Officer, (b) no such amendment, modification or termination may affect the rights of a covered executive then receiving payments or benefits under the Separation Benefits Plan without the consent of such covered executive, and (c) no such amendment, modification or termination made after a change in control will be effective for one year from the date of the change in control.

401(k) Retirement Plan

We maintain a defined contribution employee retirement plan for our employees, including our named executive officers. The plan is intended to qualify as a tax-qualified 401(k) plan so that contributions to the 401(k) plan and income earned on such contributions, are not taxable to participants until withdrawn or distributed from the 401(k) plan (except in the case of contributions under the 401(k) plan designated as Roth contributions). The 401(k) plan provides that we make non-discretionary matching contributions of 50% of the first 6% of elective contributions. Participants are immediately vested in their contributions, as well as any earnings thereon. Vesting in the employer match contribution portion of their accounts, as well as any earnings thereon, is based on years of credited service, vesting over a one-year period, with 100% vesting after one completed year.

Securities Authorized for Issuance under Equity Compensation Plans

The following table contains information about our equity compensation plans as of December 31, 2023. As of December 31, 2023, we had three equity compensation plans: our 2012 Stock Incentive Plan, as amended to date, or the 2012 Plan; the 2019 Plan; and our 2019 Employee Stock Purchase Plan, or the 2019 ESPP; each of which was approved by our stockholders.

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	5,312,300	$3.24	2,980,131	(1)
Equity compensation plans not approved by security holders	—	—	—
Total	5,312,300	$3.24	2,980,131	(1)

(1)
Consists of the 2012 Plan, the 2019 Plan, and the 2019 ESPP. The amounts disclosed do not reflect an additional 2,105,623 shares of common stock authorized for issuance under the 2019 Plan as of January 1, 2024 in accordance with the terms of the 2019 plan. The 2019 Plan provides for further annual increases, to be added as of the first day of each fiscal year until, and including, January 1, 2029, equal to the least of (a) 2,105,623 shares of common stock, (b) 4% of the number of outstanding shares of the company’s common stock on such date, and (c) an amount determined by the company’s Board of Directors. The 2019 ESPP provides for further annual increases, to be added as of the first day of each fiscal year until and including, January 1, 2029, equal to the least of (a) 526,315 shares of common stock, (b) 1% of the number of outstanding shares of the company’s common stock on such date and (c) an amount determined by the company’s Board of Directors. No increase was made on January 1, 2024 under the 2019 ESPP.

TRANSACTIONS WITH RELATED PERSONS

Since January 1, 2022, we have engaged in the following transactions with our directors, executive officers and holders of 5% or more of our voting securities, and affiliates of our directors, executive officers and holders of 5% or more of our voting securities. We believe that all of these transactions were on terms as favorable as could have been obtained from unrelated third parties.

2022 Private Placements

On April 11, 2022, we issued and sold to certain healthcare-focused institutional investors in a private placement, or the 2022 Private Placement, (i) 4,580,526 shares of our common stock at a purchase price of $1.90 per share, and (ii) pre-funded warrants to purchase up to an aggregate of 24,379,673 shares of our common stock at a purchase price of $1.899 per warrant share, for gross proceeds of approximately $55 million. Each pre-funded warrant has an exercise price of $0.001 per share, became exercisable immediately upon issuance and will be exercisable until the pre-funded warrant is exercised in full.

Under the terms of the pre-funded warrants, we may not effect the exercise of any such warrant, and an investor will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by such investor (together with its affiliates, any other persons acting as a group together with such investor or any of such investor’s affiliates, and any other persons whose beneficial ownership of common stock would or could be aggregated with such investor’s for purposes of Section 13(d) or Section 16 of the Exchange Act) would exceed 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant, which percentage may be increased or decreased at such investor’s election upon 61 days’ notice to us subject to the terms of such warrants, provided that such percentage may in no event exceed 19.99%. We refer to such percentage limitations as the 2022 Private Placement Beneficial Ownership Limitations.

The following table sets forth the aggregate number of shares of our common stock and pre-funded warrants to purchase shares of our common stock that we issued and sold to our 5% stockholders and their respective affiliates in the 2022 Private Placement, and the aggregate purchase price for such shares and pre-funded warrants:

Purchaser	Aggregate Purchase Price	Common Stock Purchase Price	Shares of Common Stock	Pre-Funded Warrant Purchase Price	Pre-Funded Warrant Shares
Entities affiliated with Fairmount Funds Management LLC	$6,499,999.74	$—	—	$6,499,999.74	3,422,854
Entities affiliated with Frazier Life Sciences	19,999,999.47	1,900,000.00	1,000,000	18,099,999.47	9,531,332
Entities affiliated with New Enterprise Associates	12,499,999.40	6,802,999.40	3,580,526	5,697,000.00	3,000,000
Entities affiliated with Venrock Healthcare Capital Partners	15,999,999.81	—	—	15,999,999.81	8,425,487
Total	$54,999,998.42	$8,702,999.40	4,580,526	$46,296,999.02	24,379,673

2022 Public Offering

On September 27, 2022, we issued and sold 14,252,670 shares of our common stock and, in lieu of common stock to certain investors, pre-funded warrants to purchase 14,247,330 shares of common stock in a public offering, or the September 2022 Offering, at a public offering price of $1.93 per share of common stock and $1.929 per pre-funded warrant pursuant to an underwriting agreement, or the Underwriting Agreement, with SVB Securities LLC, Stifel, Nicolaus & Company, Incorporated and Oppenheimer & Co. Inc., as representatives of the several underwriters, or the Underwriters. Each pre-funded warrant has an exercise price of $0.001 per share, became exercisable immediately upon issuance and will be exercisable until the pre-funded warrant is exercised in full.

Under the terms of the pre-funded warrants, we may not effect the exercise of any such warrant, and an investor will not be entitled to exercise any portion of any such warrant, if, upon giving effect to such exercise, the aggregate number of shares of common stock beneficially owned by such investor (together with its affiliates, any other persons acting as a group together with such investor or any of such investor’s affiliates, and any other persons whose beneficial ownership of common stock would or could be aggregated with such investor’s for purposes of Section 13(d) or Section 16 of the Exchange Act) would exceed 9.99% of the number of shares of common stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of such warrant. We refer to this percentage limitation as the September 2022 Offering Beneficial Ownership Limitation.

Under the terms of the Underwriting Agreement, we granted the Underwriters an option, or the Option, exercisable for 30 days, to purchase up to an additional 4,275,000 shares of common stock, or the Additional Shares, at the public offering price of $1.93 per share. The Underwriters partially exercised the Option to purchase 1,600,428 Additional Shares, which shares were issued and sold on October 25, 2022. The September 2022 Offering, including the initial closing on September 27, 2022 and the Option closing on October 25, 2022, resulted in aggregate gross proceeds to the company of approximately $58.1 million.

The following table sets forth the aggregate number of shares of our common stock and pre-funded warrants to purchase shares of our common stock that were issued and sold to certain of our 5% stockholders and their respective affiliates in the September 2022 Offering, and the aggregate purchase price for such shares and pre-funded warrants:

Purchaser	Aggregate Purchase Price	Common Stock Purchase Price	Shares of Common Stock	Pre-Funded Warrant Purchase Price	Pre-Funded Warrant Shares
Entities affiliated with Viking Global Investors LP	$19,994,036.73	$8,492,000.00	4,400,000	$11,502,036.73	5,962,694
Entities affiliated with Frazier Life Sciences	11,995,281.26	2,895,000.00	1,500,000	9,100,281.26	4,717,616
Entities affiliated with Fairmount Funds Management LLC	9,999,023.36	8,115,650.00	4,205,000	1,883,373.36	976,347
Entities affiliated with Rubric Capital Management LP	7,334,000.00	7,334,000.00	3,800,000	—	—
Entities affiliated with Venrock Healthcare Capital Partners	4,997,408.22	—	—	4,997,408.22	2,590,673
Total	$54,319,749.57	$26,836,650.00	13,905,000	$27,483,099.57	14,247,330

Registration Rights

We are a party to a second amended and restated investors’ rights agreement, which we refer to as the investors’ rights agreement, with certain of our 5% stockholders and their affiliates, as well as entities affiliated with some of our directors. This investors’ rights agreement provides these holders the right, subject to certain conditions, to demand that we file a registration statement or to request that their shares be covered by a registration statement that we are otherwise filing.

In connection with the 2022 Private Placement, we entered into a registration rights agreement with the investors named therein pursuant to which we agreed to register for resale the shares of common stock, as well as the shares of common stock issuable upon exercise of the pre-funded warrants, sold in the 2022 Private Placement. We filed a registration statement on Form S-3 covering the resale of up to 28,960,199 shares of common stock, comprised of the 4,580,526 shares of common stock and the 24,379,673 shares of common stock issuable upon exercise of the warrants, which was declared effective in May 2022.

Indemnification Agreements

Our restated certificate of incorporation provides that we will indemnify our directors and officers to the fullest extent permitted by Delaware law. In addition, we have entered into indemnification agreements with all of our directors and executive officers.

Employment Agreements

See the “Executive Compensation—Agreements with our Executive Officers” section of this proxy statement for a further discussion of these arrangements.

Other Transactions

Jordyn Saradhi, the daughter of our Chief Executive Officer, has been employed by the company as our Director, FP&A and Accounting Operations since May 30, 2023. From May 30, 2023 through December 31, 2023, Jordyn Saradhi was paid total compensation of $168,281 representing her base salary, the grant date fair value of stock awards granted to her and other compensation related to her employment by the company.

Policies and Procedures for Related Person Transactions

Our Board of Directors has adopted written policies and procedures for the review of any transaction, arrangement or relationship in which our company is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors, director nominees or 5% stockholders, or their immediate family members, each of whom we refer to as a “related person,” has a direct or indirect material interest.

If a related person proposes to enter into such a transaction, arrangement or relationship, which we refer to as a “related person transaction,” the related person will be required to report the proposed related person transaction to our Chief Financial Officer and the chairman of our audit committee. The policy calls for the proposed related person transaction to be reviewed and, if deemed appropriate, approved by our audit committee. Whenever practicable, the reporting, review and approval will occur prior to entry into the proposed related person transaction. If advance review and approval is not practicable, the committee will review and in its discretion, may ratify the related person transaction. The policy also permits the chairman of the audit committee to review and if deemed appropriate, approve proposed related person transactions that arise between committee meetings, subject to ratification by the committee at its next meeting. Any related person transactions that are ongoing in nature will be reviewed annually.

A related person transaction reviewed under the policy will be considered approved or ratified if it is authorized by the audit committee after full disclosure of the related person’s interest in the transaction. As appropriate for the circumstances, the audit committee will review and consider:

•
the related person’s interest in the related person transaction;
•
the approximate dollar value of the amount involved in the related person transaction;
•
the approximate dollar value of the amount of the related person’s interest in the transaction without regard to the amount of any profit or loss;
•
whether the transaction was undertaken in the ordinary course of our business;
•
whether the terms of the transaction are no less favorable to us than terms that could have been reached with an unrelated third party;
•
the purpose of, and the potential benefits to us of, the transaction; and
•
any other information regarding the related person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction.

Our audit committee may approve or ratify the transaction only if it determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, our best interests. Our audit committee may impose any conditions on the related person transaction that it deems appropriate.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, our Board of Directors has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and therefore, are not related person transactions for purposes of this policy:

•
interests arising solely from the related person’s position as an executive officer of another entity, whether or not the person is also a director of the entity, that is a participant in the transaction where the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction and the amount involved in the transaction is less than the greater of $200,000 and 5% of the annual gross revenues of the company receiving payment under the transaction; and
•
a transaction that is specifically contemplated by provisions of our restated certificate of incorporation or by-laws.

The policy provides that transactions involving compensation of executive officers will be reviewed and approved by our compensation committee in the manner specified in the compensation committee’s charter.

We did not have a written policy regarding the review and approval of related person transactions prior to our initial public offering. Nevertheless, with respect to such transactions, it has been the practice of our Board of Directors to consider the nature of and business reasons for such transactions, how the terms of such transactions compared to those which might be obtained from unaffiliated third parties and whether such transactions were otherwise fair to and in the best interests of, or not contrary to, our best interests.

PRINCIPAL STOCKHOLDERS

The following table sets forth information with respect to the beneficial ownership of our common stock as of April 24, 2024 by:

•
each of our directors;
•
each of our named executive officers;
•
all of our directors and executive officers as a group; and
•
each person, or group of affiliated persons, who is known by us to beneficially own more than 5% of our common stock (on an as-converted to common stock basis).

The column entitled “Percentage of Shares Beneficially Owned” is based on a total of 70,435,093 shares of our common stock outstanding as of April 24, 2024.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days after April 24, 2024 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise set forth below, the address of each beneficial owner is c/o Trevi Therapeutics, Inc., 195 Church Street, 16th Floor, New Haven, Connecticut 06510.

Name and Address of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Entities affiliated with New Enterprise Associates (1)	15,076,878	20.34%
Entities affiliated with Venrock Healthcare Capital Partners (2)	7,437,582	9.99%
Entities affiliated with Viking Global Investors LP (3)	7,329,081	9.99%
Entities affiliated with Frazier Life Sciences(4)	7,077,850	9.99%
Entities affiliated with Rubric Capital Management LP (5)	5,684,420	8.07%
Directors and Executive Officers:
Edward Mathers (6)	15,154,772	20.42%
Jennifer Good (7)	1,604,993	2.23%
Thomas Sciascia, M.D. (8)	642,159	*
David Meeker, M.D. (9)	467,178	*
Michael Heffernan (10)	123,718	*
Anne VanLent (11)	122,298	*
David J. Clark, M.D., MBChB (12)	118,750	*
James Cassella, Ph.D. (13)	63,684	*
Dominick Colangelo (14)	63,684	*
All Executive Officers and Directors as a group (11 persons) (15)	18,742,934	24.37%

* Less than one percent

(1)
Based on information provided in a Schedule 13D/A filed on April 25, 2022, reporting as of April 11, 2022, as well as information otherwise known to the company, shares held by New Enterprise Associates 16, L.P, or NEA 16, NEA 18 Venture Growth Equity, L.P., or NEA 18, and NEA Ventures 2017, L.P., or NEA 2017, which we refer to collectively as the NEA Entities, consist of: (i) 10,421,428 shares of our common stock and warrants to purchase 3,703,704 shares of common stock held by NEA 16, (ii) 948,948 shares of our common stock and pre-funded warrants to purchase 3,000,000 shares of common stock held by NEA 18, and (iii) 2,798 shares of our common stock held by NEA 2017. The ability of NEA 18 to exercise its pre-funded warrants is subject to the 2022 Private Placement Beneficial Ownership Limitations, which prevent NEA 18 from exercising any portion of such pre-funded warrants to the extent such exercise would result in the NEA Entities exceeding the applicable 2022 Private Placement Beneficial Ownership Limitation. The shares reported under “Shares Beneficially Owned” consist of (i) the 11,373,174 shares of common stock held by the NEA Entities and (ii) the 3,703,704 shares of common stock issuable to NEA 16 upon exercise of its warrants. The shares reported under “Shares Beneficially Owned” do not include the 3,000,000 shares of common stock issuable to NEA 18 upon the exercise of its pre-funded warrants due to the application of the applicable 2022 Private Placement Beneficial Ownership Limitation. The shares directly held by NEA 16 are indirectly held by (i) NEA Partners 16, L.P., or NEA Partners 16, the sole general partner of NEA 16, (ii) NEA 16 GP, LLC, or NEA 16 LLC, the sole general partner of NEA Partners 16, and (iii) each of the individual Managers of NEA 16 LLC, which we refer to as the NEA 16 Managers. The NEA 16 Managers are Forest Baskett, Ali Behbahani, Carmen Chang, Anthony A. Florence, Jr.,

Mohamad Makhzoumi, Peter Sonsini, Paul Walker and Scott D. Sandell. NEA Partners 16, NEA 16 LLC and the NEA 16 Managers share voting and dispositive power with regard to the shares directly held by NEA 16. The shares directly held by NEA 18 are indirectly held by (i) NEA Partners 18 VGE, L.P., or NEA Partners 18, the sole general partner of NEA 18, (ii) NEA 18 VGE GP, LLC, or NEA 18 LLC, the sole general partner of NEA Partners 18, and (iii) each of the individual Managers of NEA 18 LLC, which we refer to as the NEA 18 Managers. The NEA 18 Managers are Liza Landsman, Edward T. Mathers, Rick Yang, Mr. Behbahani, Ms. Chang, Mr. Florence, Mr. Makhzoumi, Mr. Sonsini, Mr. Walker and Mr. Sandell. NEA Partners 18, NEA 18 LLC and the NEA 18 Managers share voting and dispositive power with regard to the shares directly held by NEA 18. The shares directly held by NEA 2017 are indirectly held by Karen P. Welsh, the general partner of NEA 2017. Ms. Welsh has voting and dispositive power with regard to the shares directly held by NEA 2017. Mr. Mathers, a member of our Board of Directors, a General Partner of New Enterprise Associates, Inc., an entity affiliated with NEA 16 and NEA 2017, and an NEA 18 Manager, has no voting or investment control over any of the shares held by NEA 16, NEA 18 or NEA 2017 and disclaims beneficial ownership of all shares owned by such entities, except to the extent of any pecuniary interest therein. All indirect holders of the above referenced shares disclaim beneficial ownership of the above referenced shares except to the extent of their pecuniary interests therein. The address of the above referenced entities and persons is 1954 Greenspring Drive, Suite 600, Timonium MD, 21093.
(2)
Based on information provided in a Schedule 13G/A filed on February 14, 2024, reporting as of December 31, 2023, as well as information otherwise known to the company, shares held by Venrock Healthcare Capital Partners EG, L.P., Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC, Venrock Healthcare Capital Partners II, L.P. and VHCP Co-Investment Holdings II, LLC, which we refer to collectively as the Venrock Entities, consist of: (i) 1,350,295 shares of our common stock and pre-funded warrants to purchase 3,700,683 shares of common stock held by Venrock Healthcare Capital Partners EG, L.P., (ii) 1,184,704 shares of our common stock and pre-funded warrants to purchase 2,333,634 shares of common stock held by Venrock Healthcare Capital Partners III, L.P, (iii) 118,534 shares of our common stock and pre-funded warrants to purchase 233,485 shares of common stock held by VHCP Co-Investment Holdings III, LLC, (iv) 547,153 shares of our common stock and pre-funded warrants to purchase 764,505 shares of common stock held by Venrock Healthcare Capital Partners II, L.P., and (v) 221,711 shares of our common stock and pre-funded warrants to purchase 309,794 shares of common stock held by VHCP Co-Investment Holdings II, LLC. The ability of the Venrock Entities to exercise their pre-funded warrants is subject to the Beneficial Ownership Limitations, which prevent the Venrock Entities from exercising any portion of the warrants to the extent such exercise would result in the Venrock Entities exceeding the Beneficial Ownership Limitations. The shares reported under “Shares Beneficially Owned” consist of 3,422,397 shares of our common stock and 4,015,185 shares of common stock issuable to the Venrock Entities upon exercise of the pre-funded warrants. The shares reported under “Shares Beneficially Owned” do not include the remaining 3,326,916 shares of common stock issuable to the Venrock Entities upon exercise of the pre-funded warrants due to the application of the Beneficial Ownership Limitations. VHCP Management EG, LLC is the sole general partner of Venrock Healthcare Capital Partners EG, L.P. VHCP Management III, LLC is the sole general partner of Venrock Healthcare Capital Partners III, L.P. and the sole manager of VHCP Co-Investment Holdings III, LLC. VHCP Management II, LLC is the sole general partner of Venrock Healthcare Capital Partners II, L.P. and the sole manager of VHCP Co-Investment Holdings II, LLC. Nimish Shah and Bong Koh are the voting members of VHCP Management II, LLC, VHCP Management III, LLC and VHCP Management EG, LLC. Dr. Koh, Mr. Shah, VHCP Management II, LLC, VHCP Management III, LLC and VHCP Management EG, LLC disclaim beneficial ownership over all shares held by Venrock Healthcare Capital Partners EG, L.P., Venrock Healthcare Capital Partners III, L.P., VHCP Co-Investment Holdings III, LLC, Venrock Healthcare Capital Partners II, L.P. and VHCP Co-Investment Holdings II, LLC, except to the extent of their respective indirect pecuniary interests therein. The addresses of the above referenced entities and persons are 7 Bryant Park, 23rd Floor, New York, NY 10018 and 3340 Hillview Avenue, Palo Alto, CA 94304.
(3)
Based on information provided in a Schedule 13G/A filed on February 14, 2024, reporting as of December 31, 2023, as well as information otherwise known to the company, shares held by Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP, which we refer to collectively as the Viking Entities, consist of: (i) 2,948,000 shares of our common stock and pre-funded warrants to purchase 3,995,005 shares of common stock held by Viking Global Opportunities Illiquid Investments Sub-Master LP, and (ii) 1,452,000 shares of our common stock and pre-funded warrants to purchase 1,967,689 shares of common stock held by Viking Global Opportunities Drawdown (Aggregator) LP. The ability of the Viking Entities to exercise their pre-funded warrants is subject to the September 2022 Offering Beneficial Ownership Limitation, which prevents the Viking Entities from exercising any portion of the warrants to the extent such exercise would result in the Viking Entities exceeding the September 2022 Offering Beneficial Ownership Limitation. The shares reported under “Shares Beneficially Owned” consist of (i) 4,400,000 shares of our common stock held by the Viking Entities, and (ii) 2,929,081 shares of common stock issuable to the Viking Entities upon exercise of the pre-funded warrants. The shares reported under “Shares Beneficially Owned” do not include the remaining 3,033,613 shares of common stock issuable upon the exercise of the pre-funded warrants by the Viking Entities due to the application of the September 2022 Offering Beneficial Ownership Limitation. Viking Global Opportunities Parent GP LLC is the sole member of Viking Global Opportunities GP LLC, which has the authority to dispose of and vote the shares controlled by Viking Global Opportunities Portfolio GP LLC. Viking Global Opportunities Parent GP LLC controls the shares that are directly held by, or issuable upon exercise of the pre-funded warrants directly held by, Viking Global Opportunities Illiquid Investments Sub-Master LP. Viking

Global Opportunities Parent GP LLC is the sole member of Viking Global Opportunities Drawdown GP LLC, which has the authority to dispose of and vote the shares controlled by Viking Global Opportunities Drawdown Portfolio GP LLC. Viking Global Opportunities Drawdown Portfolio GP LLC controls the shares that are directly held by, or issuable upon exercise of the pre-funded warrants directly held by, Viking Global Opportunities Drawdown (Aggregator) LP. Viking Global Opportunities Parent GP LLC may be deemed to beneficially own the shares that Viking Global Opportunities Illiquid Investments Sub-Master LP and Viking Global Opportunities Drawdown (Aggregator) LP directly own, or have the right to obtain upon exercise of the pre-funded warrants. The address of the above referenced entities is 600 Washington Boulevard, Floor 11, Stamford, Connecticut 06901.
(4)
Based on information provided in a Schedule 13G/A filed on October 7, 2022, reporting as of October 5, 2022, as well as information otherwise known to the company, shares held by Frazier Life Sciences Public Fund, L.P., Frazier Life Sciences X, L.P. and Frazier Life Sciences XI, L.P., which we refer to collectively as the Frazier Life Sciences Entities, consist of (i) 5,097,704 shares of our common stock and pre-funded warrants to purchase 10,331,265 shares of common stock held by Frazier Life Sciences Public Fund, L.P., (ii) 353,478 shares of our common stock and pre-funded warrants to purchase 1,458,294 shares of common stock held by Frazier Life Sciences X, L.P., and (iii) 1,212,408 shares of our common stock and pre-funded warrants to purchase 2,459,389 shares of common stock held by Frazier Life Sciences XI, L.P. The ability of the Frazier Life Sciences Entities to exercise their pre-funded warrants is subject to both the 2022 Private Placement Beneficial Ownership Limitations and the September 2022 Offering Beneficial Ownership Limitation, which we refer to together as the Beneficial Ownership Limitations. The Beneficial Ownership Limitations prevent the Frazier Life Sciences Entities from exercising any portion of the warrants to the extent such exercise would result in the Frazier Life Sciences Entities exceeding the Beneficial Ownership Limitations. The shares reported under “Shares Beneficially Owned” consist of (i) 6,663,590 shares of our common stock held by the Frazier Life Sciences Entities, and (ii) 414,260 shares of common stock issuable to the Frazier Life Sciences Entities upon exercise of the pre-funded warrants. The shares reported under “Shares Beneficially Owned” do not include the remaining 13,834,688 shares of common stock issuable to the Frazier Life Sciences Entities upon the exercise of the pre-funded warrants due to application of the Beneficial Ownership Limitations. FHMLSP, L.P. is the general partner of Frazier Life Sciences Public Fund, L.P. and FHMLSP, L.L.C. is the general partner of FHMLSP, L.P. Patrick Heron, James Topper, Albert Cha and James Brush are the members of FHMLSP, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences Public Fund, L.P. FHMLS X, L.P. is the general partner of Frazier Life Sciences X, L.P. and FHMLS X, L.L.C. is the general partner of FHMLS X, L.P. Mr. Heron and Mr. Topper are the members of FHMLS X, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences X, L.P. FHMLS XI, L.P. is the general partner of Frazier Life Sciences XI, L.P. and FHMLS XI, L.L.C. is the general partner of FHMLS XI, L.P. Mr. Heron, Mr. Topper and Daniel Estes are the members of FHMLS XI, L.L.C. and therefore share voting and investment power over the shares held by Frazier Life Sciences XI, L.P. The address of each of Frazier Life Sciences X, L.P., Frazier Life Sciences XI, L.P., Frazier Life Sciences Public Fund, L.P. and their affiliated entities and persons, is 70 Willow Road, Suite 200, Menlo Park, CA 94025.
(5)
Based on information provided in a Schedule 13G/A filed on February 12, 2024, reporting as of December 31, 2023, shares held by Rubric Capital Management LP consist of 5,684,420 shares of our common stock. Rubric Capital Management LP is the investment adviser to certain investments funds and/or accounts, or the Rubric Funds, and may be deemed to be the beneficial owner of shares held by the Rubric Funds. David Rosen is the managing member of Rubric Capital Management GP LLC, which is the general partner of Rubric Capital Management LP, and may be deemed to be the beneficial owner of shares held by Rubric Capital Management LP. The address of the above referenced entities and persons is 155 East 44th Street, Suite 1630, New York, NY 10017.
(6)
Consists of (a) 77,894 shares of common stock underlying stock options held by Mr. Mathers that are exercisable as of April 24, 2024 or will become exercisable within 60 days after such date and (b) shares described in note 1 above. Mr. Mathers has no voting or dispositive power with regard to such shares and disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein.
(7)
Consists of (a) 213,313 shares of common stock owned by Ms. Good and (b) 1,391,680 shares of common stock underlying stock options held by Ms. Good that are exercisable as of April 24, 2024 or will become exercisable within 60 days after such date.
(8)
Consists of (a) 208,447 shares of common stock owned by Dr. Sciascia and (b) 433,712 shares of common stock underlying stock options held by Dr. Sciascia that are exercisable as of April 24, 2024 or will become exercisable within 60 days after such date. Dr. Sciascia served as our Chief Medical Officer until November 2022 when he assumed the role of Chief Scientific Officer.
(9)
Consists of (a) 311,786 shares of common stock owned by Dr. Meeker, (b) 27,432 shares of common stock held by the Trevi 2014 Irrevocable Trust, (c) 13,271 shares of common stock held by the Spinnaker Trust as Trustee for the Trevi 2014 Irrevocable Trust, and (d) 114,689 shares of common stock underlying stock options held by Dr. Meeker that are exercisable as of April 24, 2024 or will become exercisable within 60 days after such date.
(10)
Consists of (a) 6,351 shares of common stock owned by Mr. Heffernan and (b) 117,367 shares of common stock underlying stock options held by Mr. Heffernan that are exercisable as of April 24, 2024 or will become exercisable within 60 days after such date.

(11)
Consists of (a) 25,983 shares of common stock owned by Ms. VanLent and (b) 96,315 shares of common stock underlying stock options held by Ms. VanLent that are exercisable as of April 24, 2024 or will become exercisable within 60 days after such date.
(12)
Consists of 118,750 shares of common stock underlying stock options held by Dr. Clark that are exercisable as of April 24, 2024 or will become exercisable within 60 days after such date.
(13)
Consists of 63,684 shares of common stock underlying stock options held by Dr. Cassella that are exercisable as of April 24, 2024 or will become exercisable within 60 days after such date.
(14)
Consists of 63,684 shares of common stock underlying stock options held by Mr. Colangelo that are exercisable as of April 24, 2024 or will become exercisable within 60 days after such date.
(15)
Consists of (a) 12,269,893 shares of common stock and (b) 6,473,041 shares of common stock underlying stock options and outstanding warrants that are exercisable as of April 24, 2024 or will become exercisable within 60 days after such date.

REPORT OF THE AUDIT COMMITTEE

Our audit committee has reviewed our audited financial statements for the year ended December 31, 2023 and discussed them with our management and our independent registered public accounting firm, Ernst & Young LLP.

Our audit committee has also received from, and discussed with, Ernst & Young LLP various communications that Ernst & Young LLP is required to provide to our audit committee, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

In addition, Ernst & Young LLP provided our audit committee with the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and the audit committee has discussed with the company’s independent registered public accounting firm their independence.

Based on the review and discussions referred to above, our audit committee recommended to our Board of Directors that our financial statements audited by Ernst & Young LLP be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

By the audit committee of the Board of Directors of Trevi Therapeutics, Inc.

Anne VanLent, Chairman

Dominick Colangelo

Michael Heffernan

HOUSEHOLDING

Some banks, brokers and other nominee stockholders of record may be participating in the practice of “householding” proxy statements, annual reports and notices of Internet availability of proxy materials. This means that only one copy of our documents, including the Notice, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of any such document to you upon written or oral request to Trevi Therapeutics, Inc., 195 Church Street, 16th Floor, New Haven, CT 06510, Attention: Investor Relations, telephone: 203-304-2499. If you want to receive separate copies of our proxy statements, annual reports, or notices of Internet availability of proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee stockholders of record, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than January 3, 2025. However, if the date of the 2025 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Trevi Therapeutics, Inc., 195 Church Street, 16th Floor, New Haven, CT 06510, Attention: Investor Relations.

If a stockholder wishes to propose a nomination of persons for election to our Board of Directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement, our amended and restated bylaws establish an advance notice procedure for such nominations and proposals. The required notice must be delivered by the stockholder and received by our corporate secretary at our principal executive offices and must otherwise meet the requirements set forth in our amended and restated bylaws, including the requirements of Rule 14a-19 under the Exchange Act, if the stockholder intends to comply with the SEC’s universal proxy rules and to solicit proxies in support of director nominees other than our nominees. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of the annual meeting or brought before the annual meeting by or at the direction of the Board of Directors or by a stockholder of record on the record date for the annual meeting, who is entitled to vote at the annual meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the annual meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs. For stockholder proposals to be brought before the 2025 annual meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February 13, 2025 and no later than March 15, 2025; provided, however, that if the annual meeting is held earlier than May 14, 2025 or has not been held by August 12, 2025, then such notice must be received no later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the tenth day following the day on which notice of the date of such annual meeting was given or public disclosure of the date of such annual meeting was made, whichever first occurs.

OTHER MATTERS

Our Board of Directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the Annual Meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

By Order of the Board of Directors

Jennifer Good

President and Chief Executive Officer

styleIPC P.O. BOX 8016, CARY, NC 27512-9903 Have your ballot ready and please use one of the methods below for easy voting: Your vote matters! Have the 12 digit control number located in the box above availablewhen you access the website and follow the instructions. Your control number Scan QR for digital voting Internet: Trevi Therapeutics, Inc. Annual Meeting of Stockholders www.proxypush.com/TRVI • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote For stockholders of record on April 15, 2024 Phone: 1-866-430-8292 Thursday, June 13, 2024 12:30 p.m., Eastern • Use any touch-tone telephone Time • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid YOUR VOTE IS IMPORTANT! envelope provided PLEASE VOTE BY: 12:30 p.m., Eastern Time, June 13, 2024. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Jennifer Good, Lisa Delfini and Christopher Galletta (the "Named Proxies"), and each of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Trevi Therapeutics, Inc. which the undersigned is entitled to vote at said meeting and any adjournment or postponement thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2024 BetaNXT, Inc. or its affiliates. All Rights Reserved

Trevi Therapeutics, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR THE DIRECTOR NOMINEES AND FOR PROPOSAL 2 BOARD OF DIRECTORS PROPOSALS YOUR VOTE RECOMMENDS 1. Election of three Class II directors to our Board of Directors, each to serve until the 2027 Annual Meeting of Stockholders: FOR WITHHOLD 1.01 Dominick Colangelo FOR #P2# #P2# 1.02 Edward Mathers FOR #P3# #P3# 1.03 David Meeker, M.D. FOR #P4# #P4# FOR AGAINST ABSTAIN 2. Ratification of the appointment of Ernst & Young LLP as our independent registered public FOR #P5# #P5# #P5# accounting firm for the fiscal year ending December 31, 2024. NOTE: Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. You must register prior to the deadline of June 12, 2024 at 5:00 p.m. Eastern Time to attend the meeting online and/or participate at www.proxydocs.com/TRVI. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy Card. Signature (and Title if applicable) Signature (if held jointly)participate at www.proxydocs

Trevi Therapeutics, Inc. Annual Meeting of Stockholders THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR THE DIRECTOR NOMINEES AND FOR PROPOSALS 2 AND 3 PROPOSALS YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Election of two Class I directors to our Board of Directors, each to serve until the 2026 Annual Meeting of Stockholders: FOR WITHHOLD 1.01 James Cassella, Ph.D. #P2# #P2# FOR 1.02 Michael Heffernan #P3# #P3# FOR FOR AGAINST ABSTAIN #P4# #P4# #P4# FOR #P5# #P5# #P5# FOR 2. Amendment of our restated certificate of incorporation to reflect new Delaware law provisions regarding officer exculpation; and 3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023. NOTE: Transaction of any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting. You must register prior to the deadline of June 26, 2023 at 5:00 P.M. Eastern Time to attend the meeting online and/or participate at www.proxydocs.com/TRVI. Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy Card. Signature (and Title if applicable) Proposal_Page - VIFL Date Signature (if held jointly) Date Please make your marks like this: X